Exhibit 10.5.2





                           Dated [ ] September 2003









                          GRANITE MORTGAGES 03-3 PLC




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                      ISSUER MASTER DEFINITIONS SCHEDULE

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                          SIDLEY AUSTIN BROWN & WOOD
                            1 THREADNEEDLE STREET
                                LONDON EC2R8AW
                           TLEEPHONE 020 7360 3600
                           FACSIMILE 020 7626 7937

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                                   CONTENTS



1.Definitions...............................................................1

2.Interpretation and Construction..........................................31

3.Governing Law............................................................33



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THIS ISSUER MASTER DEFINITIONS SCHEDULE is signed for the purposes of identification on [ ] September 2003

BY:

(1)  Sidley Austin Brown & Wood of 1 Threadneedle Street, London EC2R 8AW; and

(2)  Allen & Overy of One New Change, London EC4M 9QQ.

1. Definitions

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

"Account Bank" means, in relation to the Current Issuer, the Current Issuer Account Bank and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Additional Interest" means interest which will accrue on Deferred Interest at the rate of interest applicable from time to time on the classes of Current Issuer Notes, as further described in Condition 4 of the Current Issuer Notes;

"Additional Assigned Mortgage Loan" means any Mortgage Loan which is assigned by the Seller to the Mortgages Trustee on the Assignment Date under the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"Additional Assigned Mortgage Portfolio" means the portfolio of Additional Assigned Mortgage Loans, their Related Security, Accrued Interest and other amounts derived from such Additional Assigned Mortgage Loans that the Seller assigned to the Mortgages Trustee on the Assignment Date;

"Additional Assigned Trust Property" means the Additional Assigned Mortgage Portfolio assigned to the Mortgage Trustee by the Seller on the Assignment Date, including the Additional Assigned Mortgage Loans and their Related Security, the rights under the MIG Policies and the other Insurance Policies arranged by the Seller;

"Agent Bank" means, in relation to the Current Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"Agents" means, in relation to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"Appointee" has the meaning specified in the Current Issuer Trust Deed;

"Assignment Date" means [18 August] 2003

"Auditors" or "auditors" means PricewaterhouseCoopers of 89 Sandyford Road, Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of Funding) Funding or (in the case of the Current Issuer) the Current Issuer and appointed by the Mortgages Trustee, Funding or, as the case may be, the Current Issuer;

"Authorised Denominations" means, in relation to the Current Issuer Notes, denominations of, in the case of any class of the Dollar Notes $1,000 and $10,000, in the case of any class of the Sterling Notes, (GBP)1,000 and
(GBP)10,000, in the case of any class of the Euro Notes, (Euro)1,000 and
(Euro)10,000 and in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders;

"Authorised Dollar Holding" means $1,000 (which shall be the minimum allowable holding with respect to each Dollar Note) and integral multiples of $1,000 in excess thereof;

"Authorised Euro Holding" means (Euro)1,000 (which shall be the minimum allowable holding with respect to each Euro Note) and integral multiples of
(Euro)1,000 in excess thereof;

"Authorised Signatory" means in relation to:

(a) the Current Issuer, any authorised signatory referred to in the Issuer Account Mandates relating to that Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)  Funding, any authorised signatory referred to in the Funding Account
     Mandates;

"Authorised Sterling Holding" means (GBP)1,000 (which shall be the minimum allowable holding with respect to each Sterling Note) and integral multiples of (GBP)1,000 in excess thereof;

"Average Fixed Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Flexible Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Variable Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Basic Terms Modification" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Basis Rate Swap" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"Basis Rate Swap Agreement" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap Agreement and for any other Issuer, the ISDA Master Agreement, Schedule, Confirmation and any Credit Support Annex or other credit support documents thereto entered into among such Issuer, the related Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;



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"Basis Rate Swap Provider" means in relation to the Current Issuer, the
Current Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Basis Rate Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Basis Rate Swap Agreement) or a Downgrade Termination Event under the Current Issuer Basis Rate Swap Agreement where the Current Issuer Basis Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Basis Rate Swap Agreement);

"Block Voting Instruction" has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Blocked Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Business Day" means, in relation to the Current Issuer Notes and the Current Issuer Intercompany Loan, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"Calculation Agent" in relation to any Current Issuer Swap Agreement has the meaning given to it under such Current Issuer Swap Agreement;

"certification date" has the meaning specified in the Current Issuer Trust
Deed;

"Chairman" has the meaning set out in Schedule 4 to the Current Issuer Trust
Deed;

"Class A Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class A Notes to be due and repayable pursuant to Condition 9(A) of the Current Issuer Notes;

"Class A Noteholders" means the Series 1 Class A Noteholders, the Series 2 Class A Noteholders and the Series 3 Class A Noteholders;

"Class A Notes" means, in relation to the Current Issuer, the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes or any of them as the context may require and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class A Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class A Notes;

"Class B Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class B Notes to be due and repayable pursuant to Condition 9(B) of the Current Issuer Notes;

"Class B Noteholders" means the Series 1 Class B Noteholders, the Series 2 Class B Noteholders and the Series 3 Class B Noteholders;

"Class B Notes" means, in relation to the Current Issuer, the Series 1 Class B Notes , the Series 2 Class B Notes and the Series 3 Class B Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class B Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class B Notes;



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"Class M Enforcement Notice" means, a notice issued by the Note Trustee to the
Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class M Notes to be due and repayable pursuant to Condition 9(C) of the Current Issuer Notes;

"Class M Noteholders" means the Series 1 Class M Noteholders, the Series 2 Class M Noteholders and the Series 3 Class M Noteholders;

"Class M Notes" means, in relation to the Current Issuer, the Series 1 Class M Notes, the Series 2 Class M Notes and the Series 3 Class M Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class M Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class M Notes;

"Class C Enforcement Notice" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class C Notes to be due and repayable pursuant to Condition 9(D) of the Current Issuer Notes;

"Class C Noteholders" means the Series 1 Class C Noteholders, the Series 2 Class C Noteholders and the Series 3 Class C Noteholders;

"Class C Notes" means, in relation to the Current Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes and the Series 3 Class C Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class C Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class C Notes;

"Clearing System" means any of DTC (with respect to the Dollar Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Euro Notes and the Sterling Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"Closing Date" means [   ] September 2003

"Common Depositary" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Sterling Global Note Certificates and the Euro Global Note Certificates;

"Conditions" or "Terms and Conditions" means, in relation to any Current Issuer Notes, the terms and conditions to be endorsed on such Current Issuer Notes in the form or substantially in the form scheduled to the Current Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Contractual Currency" has the meaning specified in Clause 13 of the Current Issuer Trust Deed;

"Current Issuer" means Granite Mortgages 03-3 plc, a company incorporated with limited liability under the laws of England and Wales, registered number 4823268;

"Current Issuer Account Bank" means the bank at which the Current Issuer Bank Accounts are maintained from time to time, being Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA, or any



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other Authorised Entity appointed by the Current Issuer in accordance with the
Current Issuer Transaction Documents;

"Current Issuer Available Principal Receipts" means:

(1) prior to enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

         (a) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) such Payment Date; and

         (b) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit any Current Issuer Principal Deficiency Sub Ledger;

         less

         (c) the aggregate amount of all Current Issuer Principal Receipts to be applied on the relevant Payment Date to pay items (A) through (E), (G), (I) or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

(2) following enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid to the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the Receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;

"Current Issuer Available Revenue Receipts" for the Current Issuer in respect of any Payment Date will be an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest payable on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before the relevant Payment Date; and

(4) (only to the extent required after making the relevant calculations set out in the Current Issuer Cash Management Agreement), the amount of Current Issuer Principal Receipts (if any) which are to be applied on the relevant Payment Date to pay items (A) through (E), (G), (I) and/or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Bank Account Agreement" means the bank account agreement dated on or about the Closing Date between the Current Issuer, the Seller, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;



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"Current Issuer Bank Accounts" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

"Current Issuer Basis Rate Swap" means the swap transaction documented under the Current Issuer Basis Rate Swap Agreement;

"Current Issuer Basis Rate Swap Agreement" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date and any Credit Support Annex or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Basis Rate Swap Provider" means Northern Rock and/or, as applicable, any other basis rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"Current Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Closing Date between the Current Issuer Cash Manager, the Current Issuer and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Cash Management Services" means the services to be provided to the Current Issuer and the Note Trustee by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Cash Manager" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Current Issuer and the Note Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Current Issuer;

"Current Issuer Cash Manager Termination Event" means any of the events specified in paragraphs (a) through (c) of Clause 12.1 of the Current Issuer Cash Management Agreement;

"Current Issuer Charged Property" means the property, assets and undertakings of the Current Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Note Trustee for itself and for the Current Issuer Secured Creditors under the Current Issuer Deed of Charge or any other Current Issuer Transaction Document;

"Current Issuer Conditions" or "Current Issuer Terms and Conditions" means the terms and conditions to be endorsed on the Current Issuer Notes, substantially in the form set out in Schedule 3 to the Current Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Current Issuer Corporate Services Agreement" means the corporate services agreement entered into on or before the Closing Date between, inter alia, the Current Issuer Corporate Services Provider, Holdings, the Current Issuer Post Enforcement Call Option Holder, the Current Issuer and Northern Rock for the provision by the Current Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Current Issuer Post Enforcement Call Option Holder and the Current



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Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Corporate Services Provider" means in relation to any of the Current Issuer, Holdings or the Current Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Current Issuer Corporate Services Agreement;

"Current Issuer Currency Swap Agreements" means the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Currency Swap Providers" means the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider;

"Current Issuer Currency Swaps" means the Current Issuer Dollar Currency Swaps and the Current Issuer Euro Currency Swaps;

"Current Issuer Deed of Accession" means the deed of accession entered into on or about the Closing Date between Funding, the Security Trustee, the Current Issuer, the Current Issuer Start-Up Loan Provider and others whereby, among other things, the Current Issuer and the Current Issuer Start-Up Loan Provider accede to the provisions of the Funding Deed of Charge;

"Current Issuer Deed of Charge" means the deed of charge entered into on or about the Closing Date between the Current Issuer, the Note Trustee, the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Dollar Account" means the account of the Current Issuer (account number [o]) held with the Current Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Dollar Currency Swap Agreements" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Dollar Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Dollar Currency Swap Provider" means [o] as swap counterparty to the Current Issuer under the Current Issuer Dollar Currency Swap Agreements;

"Current Issuer Dollar Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to the applicable Current Issuer Dollar Currency Swap or, if there are no relevant Current Issuer Dollar Currency Swap Agreements in effect at such time, in relation to such class of Notes, the



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"spot" rate at which Dollars are converted to Sterling or, as the case may be,
Sterling is converted to Dollars, on the foreign exchange markets;

"Current Issuer Dollar Currency Swaps" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Dollar Notes in Dollars;

"Current Issuer Euro Account" means the account of the Current Issuer (account number [o]) held with the Current Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Euro Currency Swap Agreements" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Euro Currency Swap Provider" means [o] as swap counterparty to the Current Issuer under the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Euro Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the applicable Current Issuer Euro Currency Swap or, if there are no relevant Current Issuer Euro Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

"Current Issuer Euro Currency Swaps" means, in relation to the Current Issuer, the Sterling-Euro currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Euro Notes in Euro;

"Current Issuer Event of Default" means a Current Issuer Note Event of Default;

"Current Issuer Income Deficit" means the amount of the shortfall between Current Issuer Available Revenue Receipts and the amounts required to pay items (A) through (E) (inclusive), (G), (I) and (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Intercompany Loan" means the loan made by the Current Issuer to Funding on or about the Closing Date pursuant to the Current Issuer Intercompany Loan Agreement;

"Current Issuer Intercompany Loan Agreement" means together the Current Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions;

"Current Issuer Intercompany Loan Confirmation" means the loan confirmation in respect of the Current Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Current Issuer Agent Bank;

"Current Issuer Intercompany Loan Event of Default" means the occurrence of an Intercompany Loan Event of Default as specified in the Current Issuer Intercompany Loan Agreement;

"Current Issuer Jersey Enforcement Notice" has the meaning given to it in Clause 7.2 of the Current Issuer Deed of Charge;

"Current Issuer Jersey Secured Property" means, at any time, the Current Issuer Charged Property which is situated in Jersey at such time;

"Current Issuer Ledgers" means the Current Issuer Revenue Ledger, the Current Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Current Issuer Liquidity Reserve Ledger, the Current Issuer Principal Deficiency Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Liquidity Reserve Fund" means the liquidity reserve fund in Funding's name which Funding will be required to establish pursuant to the Current Issuer Intercompany Loan Agreement if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected). The Current Issuer Liquidity Reserve Fund, if any, will be funded to the relevant Current Issuer Liquidity Reserve Required Amount;

"Current Issuer Liquidity Reserve Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Liquidity Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Liquidity Reserve Fund;

"Current Issuer Liquidity Reserve Required Amount" means an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Current Issuer Reserve Fund on that Payment Date;

"Current Issuer Master Definitions Schedule" means this master definitions schedule relating to the Current Issuer and the Current Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on or about the Closing Date, as the same may be amended, restated and supplemented from time to time;

"Current Issuer New Funding Secured Creditors" means the Current Issuer Start-Up Loan Provider and the Current Issuer;

"Current Issuer Note Determination Date" means the Distribution Date immediately preceding each Payment Date;

"Current Issuer Note Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee declaring any of the Current Issuer Notes to be due and repayable pursuant to Condition 9 of the Current Issuer Notes;

"Current Issuer Note Event of Default" means the occurrence of an event of default by the Current Issuer as specified in Condition 9 of the Current Issuer Notes;

"Current Issuer Notes" means the US Notes and Reg S Notes issued by the Current Issuer or any of them as the context may require;

"Current Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement to be entered into on or about the Closing Date between, inter alios, the Current

Issuer, the Note Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Post-Enforcement Call Option Agreement" means the post-enforcement call option agreement to be entered into on or about the Closing Date between the Current Issuer, the Current Issuer Post-Enforcement Call Option Holder and the Note Trustee;

Current Issuer Post-Enforcement Call Option Holder" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Current Issuer Post-Enforcement Call Option Agreement;

"Current Issuer Post-Enforcement Priority of Payments" means the order of priority of payments in which Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver will be applied following enforcement of the Current Issuer Security and as set out in Schedule 2 to the Current Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Post-Liquidity Payments" means the payments set out in items
(H) through (L) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Reserve Payments" means the payments set out in item (M) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Start-up Payments" means the payments set out in items
(N) and (O) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Potential Note Event of Default" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Current Issuer Note Event of Default;

"Current Issuer Pre-Enforcement Principal Priority of Payments" means the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Enforcement Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"Current Issuer Pre-Enforcement Revenue Priority of Payments" means the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management

Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Liquidity Payments" means the payments set out in items
(A) through (G) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Pre-Reserve Payments".  Not applicable to this transaction;

"Current Issuer Principal Deficiency Ledger" means the ledger maintained by the Current Issuer Cash Manager in the name of the Current Issuer which will be established on the Closing Date and will be sub-divided into sub ledgers corresponding to the Class A Notes, the Class B Notes, the Class M Notes and the Class C Notes in order to record Losses on Mortgage Loans allocated to the Current Issuer Intercompany Loan which are to be applied to such Current Issuer Notes, the application of Current Issuer Available Principal Receipts in paying interest on such Current Issuer Notes and certain amounts ranking in priority thereto in accordance with the Current Issuer Pre-Enforcement Revenue Priority of Payments and the application by Funding of Issuer Allocable Principal Receipts of the Current Issuer to fund or replenish the Current Issuer Liquidity Reserve Fund (if any);

"Current Issuer Principal Deficiency Sub Ledger" means any of the Class A Principal Deficiency Sub Ledger, the Class B Principal Deficiency Sub Ledger, the Class M Principal Deficiency Sub Ledger, or the Class C Principal Deficiency Sub Ledger;

"Current Issuer Principal Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Principal Receipts standing to the credit of each of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Principal Payments" means the payments set forth in items (A) through (G) under the Current Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Principal Receipts" means on any Payment Date principal amounts repaid by Funding in respect of the Current Issuer Intercompany Loan on such Payment Date;

"Current Issuer Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer Pre-Enforcement Principal Priority of Payments or the Current Issuer Post-Enforcement Priority of Payments;

"Current Issuer Reserve Fund" means the reserve fund established in the name of Funding in respect of the Current Issuer as required under the terms of the Current Issuer Intercompany Loan on the Closing Date in an amount up to the Current Issuer Reserve Required Amount;

"Current Issuer Reserve Fund Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Reserve Fund;

"Current Issuer Reserve Required Amount" means an amount equal to (GBP)[o];

"Current Issuer Reserve Requirement" means the Current Issuer Reserve Requirement as the same relates to the Current Issuer and the Current Issuer Reserve Fund;

"Current Issuer Revenue Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Revenue Receipts" means for the Current Issuer in respect of any Payment Date an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on such Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest received on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date,

(in each case for the avoidance of doubt not including amounts received in respect of principal);

"Current Issuer Secured Creditors" means the Note Trustee (and any Receiver appointed pursuant to the Current Issuer Deed of Charge), the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders;

"Current Issuer Secured Obligations" means any and all of the monies, obligations and liabilities which the Current Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Current Issuer Deed of Charge and all other amounts owed by it to the Current Issuer Secured Creditors under and pursuant to the Current Issuer Transaction Documents;

"Current Issuer Security" means the security granted by the Current Issuer under or pursuant to the Current Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Current Issuer Secured Creditors;

"Current Issuer Start-up Loan" means the start-up loan that the Current Issuer Start-up Loan Provider shall make available to Funding pursuant to the Current Issuer Start-up Loan Agreement;

"Current Issuer Start-up Loan Agreement" means the agreement entered into on or about the Closing Date between Funding, the Current Issuer Start-up Loan Provider and the Security Trustee relating to the provision of the Current Issuer Start-up Loan to Funding as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Current Issuer Transaction Documents;

"Current Issuer Start-up Loan Provider" means Northern Rock, in its capacity as provider of the Current Issuer Start-up Loan and/or such other person or persons for the time being the lender under the Current Issuer Start-up Loan Agreement;

"Current Issuer Sterling Account" means the account of the Current Issuer (sort code 18-50-08, account number [o]) held with the Current Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Subscription Agreement" means with respect to the Current Issuer Notes, the subscription agreement relating to the sale of the Reg S Notes, dated [o] 2003 between the Current Issuer, Funding, the Mortgages Trustee and the Managers;

"Current Issuer Swap Agreements" means the Current Issuer Basis Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements and "Current Issuer Swap Agreement" means any one of them;

"Current Issuer Swap Providers" means the Current Issuer Basis Rate Swap Provider, the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider and "Current Issuer Swap Provider" means any one of them;

"Current Issuer Transaction Accounts" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer Euro Account, the Current Issuer Sterling Account and the Current Issuer Dollar Account as at the Closing Date, or any other account of the Current Issuer that may be opened, with the prior approval of the Note Trustee, after the Closing Date, and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge;

"Current Issuer Transaction Document" means any of the following documents:

(a)      the Current Issuer Subscription Agreement;

(b)      the Current Issuer Underwriting Agreement;

(c)      the Current Issuer Intercompany Loan Agreement;

(d)      the Current Issuer Deed of Charge;

(e)      the Current Issuer Deed of Accession;

(f)      the Current Issuer Basis Rate Swap Agreement;

(g)      the Current Issuer Dollar Currency Swap Agreements;

(h)      the Current Issuer Euro Currency Swap Agreements;

(i)      the Current Issuer Trust Deed;

(j)      the Current Issuer Paying Agent and Agent Bank Agreement;

(k)      the Current Issuer Cash Management Agreement;

(l)      the Current Issuer Post-Enforcement Call Option Agreement;

(m)      the Current Issuer Bank Account Agreement;

(n)      the Current Issuer Notes;

(o)      the Current Issuer Corporate Services Agreement

(p)      the Current Issuer Start-up Loan Agreement;

(q)      any Swap Collateral Ancillary Document; and

(r) each other document entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the above documents (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination thereof);

"Current Issuer Trust Deed" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee constituting the Current Issuer Notes;

"Current Issuer Underwriting Agreement" means in relation to the Current Issuer Notes, the underwriting agreement relating to the sale of the US Notes, dated [o] 2003, among the Current Issuer, Funding, the Mortgages Trustee and the Underwriters;

"Cut-Off Date" means 31 July 2003;

"Deferred Interest" in relation to the Current Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"Designated Subsidiary" means a designated subsidiary of the Current Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Current Issuer Post-Enforcement Call Option Holder to the Note Trustee at the discretion of the Current Issuer Post-Enforcement Call Option Holder;

"Determination Date" means the first Business Day of any calendar month which includes a Payment Date;

"Determination Period" means the period from (and including) the Closing Date to (but excluding) the first Determination Date and thereafter from (and including) one Determination Date to (but excluding) the next Determination Date;

"Distribution Compliance Period" means, in relation to the Current Issuer Notes, 40 days after the later of the commencement of the offering of the Current Issuer Notes and the Closing Date;

"Dollar Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Dollar Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement dollar currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Dollar Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Provider and for any other Issuer, the Dollar Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Dollar Currency Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Dollar Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Dollar Currency Swap Agreements where the Current Issuer Dollar Currency Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Dollar Currency Swap Agreements);

"Dollar Currency Swap Rates" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Rates;

"Dollar Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Dollar Currency Swap Agreements for such Issuer;

"Dollar Global Note Certificates" means the Global Note Certificates issued in respect of the Dollar Notes and the "Dollar Global Note Certificate" means any one of them;

"Dollar Interest Determination Date" means two London Business Days before the first day of the Interest Period for which the rate will apply;

"Dollar Notes" means, in relation to the Current Issuer, the Series 1 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in U.S. Dollars;

"Downgrade Termination Event" in relation to the Current Issuer Basis Rate Swap Provider, has the meaning given to it in the Current Issuer Basis Rate Swap Agreement and in relation to any Current Issuer Currency Swap Provider, has the meaning given to it in the relevant Current Issuer Currency Swap Agreement;

"Drawdown Date" means, in respect of the Current Issuer Intercompany Loan, the Closing Date and, in respect of an Intercompany Loan made by any other Issuer, the date on which the relevant Intercompany Loan was made to Funding by such Issuer;

"DTC Custodian" means Citibank, N.A. in its capacity as custodian for DTC in respect of the Dollar Global Note Certificates;

"Euro Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations, and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement euro currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Euro Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Provider and for any other Issuer, the Euro Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Euro Currency Swap Provider Default" means the occurrence of an Event of Default (as defined in the Current Issuer Euro Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Euro Currency Swap Agreements where the Current Issuer Euro Currency Swap Provider is the Defaulting Party or Affected Party (as defined in the Current Issuer Euro Currency Swap Agreements);

"Euro Currency Swap Rate" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Rate;

"Euro Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Euro Currency Swap Agreements for such Issuer;

"Euro Global Note Certificates" means the Global Note Certificates issued in respect of the Euro Notes and the "Euro Global Note Certificate" means any one of them;

"Euro Interest Determination Date" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

"Euro Notes" means in relation to the Current Issuer, the Series 2 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Euro;

"Event of Default" means, as the context requires, any of the following:

(a) in relation to the Current Issuer Notes, a Current Issuer Note Event of Default;

(b) in relation to Previous Issuer Notes issued by a Previous Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Previous Issuer Notes;

(c) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(d) in relation to the Current Issuer Intercompany Loan Agreement, a Current Issuer Intercompany Loan Event of Default;

(e) in relation to the Previous Issuer Intercompany Loan Agreements, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of the such Previous Issuer;

(f) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"Exchange Date" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Current Issuer Trust Deed;

"Extraordinary Resolution" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Final Maturity Date" means:

     (a)  in respect of the Series [o];

     (b)  in respect of the Series [o]; and

     (c) and in respect of any other Current Issuer Notes, the Payment Date falling in [o];

"Final Repayment Date" means, in respect of the Current Issuer Intercompany Loan, the Payment Date falling in [o] and in relation to any other Intercompany Loan the date specified under the relevant Issuer Transaction Documents;

"Financial Year" means, in relation to the Current Issuer, Holdings, the Mortgages Trustee, Funding and the Current Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"Fixed Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Fixed Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Swap Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Form of Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Funding (Current Issuer) Bank Account Agreement" means the agreement entered into on the Closing Date among the Account Bank, Funding and others which governs the operation of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) Guaranteed Investment Contract" means the guaranteed investment contract entered into with respect to the Current Issuer among Funding, the Funding GIC Provider and others under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) GIC Account" means the account in the name of Funding into which will be deposited amounts in respect of the related Current Issuer Reserve Fund and the Current Issuer Liquidity Reserve Fund, if any, established for the benefit of the Current Issuer, which account is held at the Account Bank and maintained subject to the terms of the related Funding (Current Issuer) Guaranteed Investment Contract, the related Funding (Current Issuer) Bank Account Agreement and the Funding Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"Further Mortgage Loans" means any Mortgage Loan which was assigned by the Seller to the Mortgages Trustee on 26 March 2001 under the terms of the Mortgage Sale Agreement and referenced by its Mortgage Loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"Global Note Certificates" means the note certificates in global form issued in respect of the Current Issuer Notes, initially in the form of the US Global Note Certificates and the Reg S Global Note Certificates or any of them and "Global Note Certificate" means any one of them;

"Holder" or "holder" means, in relation to the Current Issuer Notes, the person in whose name a Current Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"Individual Note Certificates" means the note certificates representing the Current Issuer Notes in definitive form;

"Initial Relevant Screen Rate" has the meaning specified in Condition 4(C) of the Current Issuer Notes;

"Insolvency Event" in respect of the Seller, the Administrator, the Cash Manager or the Current Issuer Cash Manager (each, for the purposes of this definition, a "Relevant Entity") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of the Current Issuer and Funding (for the purposes of this definition, a "Relevant Entity"), means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) below, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be (or as approved in writing by an Extraordinary Resolution (as defined in the Current Issuer Trust Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for an administration order) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"Interest Amounts" has the meaning given to it under Condition 4(d) of the Current Issuer Notes;

"Interest Determination Date" means, in relation to the Current Issuer Notes:

(a) in respect of the Series 1 Notes, the date which is two London Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

(b) in respect of the Sterling Notes, in respect of the first Interest Period, the Closing Date, and in respect of subsequent Interest Periods, the first day of the Interest Period for which the relevant interest rate will apply; and

(c) in respect of the Euro Notes, the date which is two TARGET Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

"Interest Period" means:

(a) in relation to each of the Current Issuer Notes and any Payment Date, the period from (and including) the immediately preceding Payment Date for such Current Issuer Note (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date for such Current Issuer Note; and

(b) in relation to the Current Issuer Start-up Loan and any Payment Date, the period from (and including) the immediately preceding Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

"Issuer Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Jersey Secured Property" means, as the context requires, the Current Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"Jersey Security Interest" means a Security Interest created in accordance with Jersey law pursuant to any relevant Transaction Document;

"Junior Noteholders" means the holders for the time being of the Class C Notes;

"Junior Notes" means, in relation to the Current Issuer, the Class C Notes;

"Lead Managers" means, in relation to the Current Issuer Notes (1) in respect of the US Notes, J.P. Morgan Securities Inc. and Lehman Brothers Inc. and (2) in respect of the Reg S Notes, J.P. Morgan Securities Ltd and Lehman Brothers International (Europe);

"Managers" means, in relation to the Reg S Notes issued by the Current Issuer, J.P. Morgan Securities Ltd and Lehman Brothers International (Europe), [Merrill Lynch International, Bank Brussels Lambert S.A., Barclays Bank PLC, Citigroup Global Markets Limited, Deutsche Bank AG London and UBS Limited];

"Master Definitions Schedule" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"Mezzanine Noteholders" means the holders for the time being of the Class B
Notes;

"Mezzanine Notes" means, in relation to the Current Issuer, the Class B Notes;

"Note Certificates" means any Global Note Certificates or Individual Note Certificates;

"Note Determination Date" means, in relation to the Current Issuer Notes, the Current Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;

"Note Enforcement Notice" means, in relation to the Current Issuer, the Current Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;

"Note Event of Default" means, in relation to the Current Issuer, a Current Issuer Note Event of Default and, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"Noteholders" means, in relation to the Current Issuer Notes, the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and the Class C Noteholders or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"Notes" means, in relation to the Current Issuer, the Current Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"notice" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Current Issuer Notes, Condition 14 of the Current Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"Offering Circular" means, in relation to the Current Issuer Notes, the offering circular dated [o] 2003 relating to the issue of the Reg S Notes and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"Officers' Certificate" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions thereof;

"Opinion of Counsel" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Current Issuer or to an affiliate of the Current Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions hereof;

"Paying Agent and Agent Bank Agreement" means, in relation to the Current Issuer, the Current Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"Paying Agents" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"Payment Date" means, in relation to the Current Issuer Notes, the 20th day of January, April, July and October in each year beginning in January 2004 or, if such day is not a Business Day, the next succeeding Business Day; and

"Pool Factor" has the meaning specified in Condition 5(C) of the Current Issuer Notes;

"Potential Current Issuer Event of Default" has the same meaning as "Potential Note Event of Default";

"Preliminary Offering Circular" means, in relation to the Current Issuer Notes, the preliminary offering circular dated [o] 2003 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"Preliminary Prospectus" means, in relation to the Current Issuer Notes, the preliminary prospectus dated [o] 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"Principal Amount Outstanding" in relation to the Current Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Principal Paying Agent" means in relation to the Current Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Current Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"Prospectus" means, in relation to the Current Issuer Notes, the prospectus dated [o] 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust
Deed;

"Rate of Interest" in relation to the Current Issuer Notes, has the meaning given in Condition 4 of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Rating Agencies" means S&P, Moody's and Fitch, and "Rating Agency" means any of them;

"Reasonable Prudent Mortgage Lender" or "reasonable prudent mortgage lender" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England and Wales who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"Record Date" means the fifteenth day before the due date for any payment on the Notes;

"Reference Banks" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc or any bank that replaces such bank;

"Reference Lenders" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Reg S Notes" means, in relation to the Current Issuer, the Series 2 Notes and the Series 3 Notes;

"Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"Registrar" in respect of the Current Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Current Issuer to maintain the Register;

"Registration Statement" means the registration statement on Form S-11 (No. 333-107463) as filed with the SEC;

"Regulation S Legend" has the meaning given to it in Section 16 of Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Regulations" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Relevant Margin" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Relevant Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Relevant Screen Rate" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Representative" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Security Documents" means the Current Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"Senior Noteholders" means the holders for the time being of the Class A Notes;

"Senior Notes" means, in relation to the Current Issuer, the Class A Notes;

"Series 1 Class A1 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A1 Notes in Dollars;

"Series 1 Class A2 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A2 Notes in Dollars;

"Series 1 Class A3 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A3 Notes in Dollars;

"Series 1 Class A1 Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class A2 Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class A3 Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class A1 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A2 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current

Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A3 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A3 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A Global Note Certificates" means the Series 1 Class A1 Global Note Certificate, the Series 1 Class A2 Global Note Certificate and the Series 1 Class A3 Global Note Certificate and the "Series 1 Class A Global Note Certificate" means any one of them;

"Series 1 Class A Noteholders" means the Series 1 Class A1 Noteholders, the Series 1 Class A2 Noteholders and the Series 1 Class A3 Noteholders or any of them;

"Series 1 Class A1 Noteholders" means the holders for the time being of the Series 1 Class A1 Notes;

"Series 1 Class A2 Noteholders" means the holders for the time being of the Series 1 Class A2 Notes;

"Series 1 Class A3 Noteholders" means the holders for the time being of the Series 1 Class A3 Notes;

"Series 1 Class A Notes" means the Series 1 Class A1 Notes and the Series 2 Class A2 Notes or any of them;

"Series 1 Class A1 Notes" means the notes comprising the $[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause
3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class A2 Notes" means the notes comprising the $[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause
3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class A3 Notes" means the notes comprising the $[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A3 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause
3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class A3 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class B Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class B Notes in Dollars;

"Series 1 Class B Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class B Noteholders" means the holders for the time being of the Series 1 Class B Notes;

"Series 1 Class B Notes" means the notes comprising the $[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause
3.2 (Form of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class M Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class M Notes in Dollars;

"Series 1 Class M Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class M Noteholders" means the holders for the time being of the Series 1 Class M Notes;

"Series 1 Class M Notes" means the notes comprising the $[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class C Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class C Notes in Dollars;

"Series 1 Class C Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class C Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class C Noteholders" means the holders for the time being of the Series 1 Class C Notes;

"Series 1 Class C Notes" means the notes comprising the $[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Global Note Certificates" means collectively the Series 1 Class A Global Note Certificates, the Series 1 Class B Global Note Certificate, the Series 1 Class M Global Note Certificate and the Series 1 Class C Global Note Certificate and "Series 1 Global Note Certificate" means any one of them;

"Series 1 Notes" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes, the Series 1 Class M Notes and the Series 1 Class C Notes;

"Series 2 Class A Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A Notes in Euro;

"Series 2 Class A Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class A Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class A Noteholders" means the holders for the time being of the Series 2 Class A Notes;

"Series 2 Class A Notes" means the notes comprising the (Euro)[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class B Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the

Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class B Notes in Euro;

"Series 2 Class B Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class B Noteholders" means the holders for the time being of the Series 2 Class B Notes;

"Series 2 Class B Notes" means the notes each comprising the (Euro)[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class M Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class M Notes in Euro;

"Series 2 Class M Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class M Noteholders" means the holders for the time being of the Series 2 Class M Notes;

"Series 2 Class M Notes" means the notes each comprising the (Euro) [o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class C Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C Notes in Euro;

"Series 2 Class C Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class C Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 2 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class C Noteholders" means the holders for the time being of the Series 2 Class C Notes;

"Series 2 Class C Notes" means the notes comprising the (Euro)[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class C1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Global Note Certificates" means collectively the Series 2 Class A Global Note Certificate, the Series 2 Class B Global Note Certificate, the Series 2 Class M Global Note Certificate and the Series 2 Class C Global Note Certificate and "Series 2 Global Note Certificate" means any one of them;

"Series 2 Notes" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M Notes and the Series 2 Class C Notes;

"Series 3 Class A Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class A Noteholders" means the holders for the time being of the Series 3 Class A Notes;

"Series 3 Class A Notes" means the notes comprising the (GBP)[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause
3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class B Noteholders" means the holders for the time being of the Series 3 Class B Notes;

"Series 3 Class B Notes" means the notes comprising the (GBP)[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause
3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class M Noteholders" means the holders for the time being of the Series 3 Class M Notes;

"Series 3 Class M Notes" means the notes comprising the (GBP)[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause
3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class C Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 3 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class C Noteholders" means the holders for the time being of the Series 3 Class C Notes;

"Series 3 Class C Notes" means the notes comprising the (GBP)[o] Floating Rate Notes due [o] constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause
3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Global Note Certificates" means collectively the Series 3 Class A Global Note Certificate, the Series 3 Class B Global Note Certificate, the Series 3 Class M Global Note Certificate and the Series 3 Class C Global Note Certificate and "Series 3 Global Note Certificate" means any one of them;

"Series 3 Notes" means collectively the Series 3 Class A Notes, the Series 3 Class B Notes, the Series 3 Class M Notes and the Series 3 Class C Notes;

"Specified Office" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agent Bank Agreement;

"Step-up Date" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the Current Issuer is the Payment Date occurring in [o];

"Sterling Global Note Certificates" means the Global Note Certificates issued in respect of the Sterling Notes and the "Sterling Global Note Certificate" means any one of them;

"Sterling Notes" means, in relation to the Current Issuer, the Series 3 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Sterling;

"Subordinated Principal Test":

(a) in respect of the Current Issuer Notes, means the test which is satisfied (1) on any Payment Date occurring on or after the fourth anniversary of the Closing Date; and (2) on any Payment Date on which the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes, the Class M Notes and the Class C Notes as at that Payment Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at that Payment Date is greater than the product of (i) 2 and (ii) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes. the Class M Notes and the Class C Notes as at the Closing Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at the Closing Date;

(b) in respect of any Previous Issuer Notes, has the meaning given to it in the Issuer Master Definitions Schedule relating to that Previous Issuer; or

(c) in respect of any New Notes issued by any New Issuer, has the meaning given to it in the Issuer Master Definitions Schedule relating to that New Issuer;

"Swap Collateral" means any asset (including, without limitation, Cash and/or securities) paid or transferred to the Current Issuer by a Current Issuer Swap Provider in accordance with the terms of the relevant Current Issuer Swap Agreement as collateral to secure the performance of that Current Issuer Swap Provider's obligations under the relevant Current Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

"Swap Collateral Accounts" means the Swap Collateral Cash Account and the Swap Collateral Securities Account;

"Swap Collateral Ancillary Document" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Current Issuer Swap Agreements, the Current Issuer Cash Management Agreement and the Current Issuer Deed of Charge) as may be entered into by the Issuer from to time in connection with Swap Collateral;

"Swap Collateral Available Principal Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Principal Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Available Revenue Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Revenue Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Cash Account" means an account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in Cash and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Collateral Excluded Amount" means, at any time, the amount of Swap Collateral which may not be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer under the terms of the relevant Current Issuer Swap Agreement;

"Swap Collateral Ledger" means the ledger and any sub-ledgers maintained by the Current Issuer Cash Manager in the books of the Current Issuer in accordance with Clause 5.6 (Posted Collateral) of the Current Issuer Cash Management Agreement;

"Swap Collateral Securities Account" means a securities account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Provider Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Swap Replacement Payment" means any amount received by the Current Issuer from a replacement to any of the Current Issuer Swap Providers upon entry by the Current Issuer into an agreement with such replacement swap provider replacing a Current Issuer Swap Agreement which has terminated following the occurrence of a Downgrade Termination Event;

"Tax Credit" has the meaning, where applicable, given to it in each Current Issuer Swap Agreement;

"Telerate Page No. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"Three Month LIBOR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Transaction Document" means any of the following documents:

(a) the Mortgages Trust Deed;

(b) the Mortgage Sale Agreement;

(c) the Funding Deed of Charge;

(d) the Administration Agreement;

(e) the Cash Management Agreement;

(f) the Funding Guaranteed Investment Contract;

(g) the Mortgages Trustee Guaranteed Investment Contract;

(h) the Bank Account Agreement;

(i) the Collection Bank Agreement;

(j) the Share Trust Deed;

(k) Corporate Services Agreement; and

(l) Current Issuer Transaction Documents;

"Transfer Agent" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Current Issuer under the Current Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Current Issuer Notes, or such other person for the time being acting as Transfer Agent under the Current Issuer Paying Agent and Agent Bank Agreement;

"Trust Deed" means, in relation to the Current Issuer, the Current Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer;

"Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"Underwriters" means, in relation to the US Notes issued by the Current Issuer, [Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Warburg LLC];

"US Notes" means, in relation to the Current Issuer, the Series 1 Notes;

"US Paying Agent" means Citibank N.A. acting through its New York office as paying agent in the United States of America;

"Variable Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Swap SVR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; and

"Weighted Average Fixed Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement.

2.       Interpretation and Construction

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

         "agreed form" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

         the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

         "disposal" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "dispose" shall be construed accordingly;

         a "guarantee" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

         "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

         "party" shall be construed as a party to a particular agreement, as the case may be;

         "subsidiary" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

         "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

         a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the "winding-up" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "(GBP)", "sterling", "Sterling" or "pounds sterling" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(euro)", "euro" or "Euro" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the

         European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US dollars", "dollars" or "Dollars" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions
         Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

         (a) words denoting the singular number only shall include the plural number also and vice versa;

         (b)  words denoting one gender only shall include the other genders;

         (c) words denoting persons only shall include firms and corporations and vice versa;

         (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

         (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

         (f) clause, paragraph and schedule headings are for ease of reference only;

         (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

         (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

         (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.       Governing Law

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1

                            STANDARD DOCUMENTATION

                                [to be updated]


         Part 1 Documents Used in the Origination of any Mortgage Type


SABW       Document                                           Reference         Usage period and notes
A          Mortgage Brochures
A1         Hard to beat - Mortgages - An Introduction         Dev 3  1.6.95     From 1 Jun 1995 to Apr 1997
           Northern Rock Building Society

A2         Hard to Beat - Keeping the Benefits Once Your      DEV 93            From 19 Jun 1995
           Mortgage Ends                                      19.06.1995
           Northern Rock Building Society

A3         Mortgages - A guide to costs                       Dev 143 1.7.95    From 1 Jul 1995 to Jul 1995
           Northern Rock Building Society

A4         Mortgages - A guide to costs                       Dev 143  14.7.95  From 14 Jul 1995 to Sep 1995
           Northern Rock Building Society

A5         Mortgages - A guide to costs                       Dev 143  4.9.95   From 4 Sep 1995 to Nov 1995
           Northern Rock Building Society

A6         Mortgages - A guide to costs                       Dev 143 30.11.95  From 30 Nov 1995 to Dec 1995
           Northern Rock Building Society

A7         Mortgages - A guide to costs                       Dev 143 13.12.95  From 13 Dec 1995 to Mar 1996
           Northern Rock Building Society

A8         Mortgages - A guide to costs                       Dev 143 8.3.96    From 8 Mar 1996 to Jun 1996
           Northern Rock Building Society

A9         Mortgages - A guide to costs                       Dev 143 10.6.96   From 10 Jun 1996 to Feb 1997
           Northern Rock Building Society

A10        Hard to Beat - Keeping the Benefits Once Your      DEV 93            From 1 Sept 1996
           Mortgage Ends                                      01.9.1996
           Northern Rock Building Society

A11        Mortgages - A guide to costs                       Dev 143 11.2.97   From 11 Feb 1997 to Mar 1997
           Northern Rock Building Society

A12        You and your mortgage - The Mortgage Code
           [Introductory leaflet]

A13        The Mortgage Code                                  First Edition:    From Mar 1997
                                                              March 1997

A14        Mortgages - A guide to costs                       Dev 143 27.3.97   From 27 Mar 1997 to May 1997
           Northern Rock Building Society

A15        Hard to beat - Mortgages - An Introduction         Dev 3  10.4.97    From 10 Apr 1997 to Jul 1997
           Northern Rock Building Society

A16        Mortgages - A guide to costs                       Dev 143 6.5.97    From 6 May 1997 to Jul 1997
           Northern Rock Building Society

A17        Hard to beat - Mortgages - An Introduction         Dev 3  1.7.97     From 1 Jul 1997 to Oct 1997
           Northern Rock Building Society

A18        Mortgages - A guide to costs - Hard to Beat        Dev 143 11.7.97   From 11 Jul 1997 to Oct 1997
           Northern Rock Building Society



                                      34

SABW       Document                                           Reference         Usage period and notes

A19        Hard to beat - Mortgages - An Introduction         MAR 1  1.10.97    From 1 Oct 1997 to Dec 1997
           Northern Rock plc

A20        Mortgages - A guide to costs - Hard to Beat        MAR 2 1.10.97     From 1 Oct 1997 to Nov 1997
           Northern Rock plc

A21        Hard to Beat - Keeping the Benefits Once Your      MAR 9             From 1 Oct 1997
           Mortgage Ends                                      01.10.1997
           Northern Rock plc

A22        Mortgages - A guide to costs - Hard to Beat        MAR 2 12.11.97    From 12 Nov 1997 to Feb 1998
           Northern Rock plc

A23        Hard to beat - Mortgages - An Introduction         MAR 1 15.12.97    From 15 Dec 1997 to Feb 1998
           Northern Rock plc

A24        Hard to beat - Mortgages - An Introduction         MAR 1  12.2.98    From 12 Feb 1998 to Oct 1998
           Northern Rock plc

A25        Mortgages - A guide to costs - Hard to Beat        MAR 2 12.2.98     From 12 Feb 1998 to Jun 1998
           Northern Rock plc

A26        Hard to Beat - Keeping the Benefits Once Your      MAR 9             From 12 Feb 1998
           Mortgage Ends                                      12.2.1998
           Northern Rock plc

A27        The Mortgage Code                                  Second Edition:   From Apr 1998
                                                              April 1998

A28        Mortgages - A guide to costs - Hard to Beat        MAR 2/8267        From 17 Jun 1998 to Oct 1998
           Northern Rock plc                                  17.6.98

A29        Hard to Beat - Keeping the Benefits Once Your      MAR 9/8375        From 1 Aug 1998
           Mortgage Ends                                      01.8.1998
           Northern Rock plc

A30        Mortgages - A guide to costs - Hard to Beat        MAR 2/8528        From 8 Oct 1998 to Nov 1998
           Northern Rock plc                                  8.10.98

A31        Hard to beat - Mortgages - An Introduction         MAR 1 23.10.98    From 23 Oct 1998 to Feb 1999
           Northern Rock plc

A32        Mortgages - A guide to costs - Hard to Beat        MAR 2/8600        From 5 Nov 1998 to Jan 1999
           Northern Rock plc                                  5.11.98

A33        Mortgages - A guide to costs - Hard to Beat        MAR 2/8729        From 7 Jan 1999 to Feb 1999
           Northern Rock plc                                  7.1.99

A34        Mortgages - A guide to costs - Hard to Beat        MAR 2/8789        From 4 Feb 1999 to Apr 1999
           Northern Rock plc                                  4.2.99

A35        Mortgages - An Introduction                        MAR 1  25.2.99    From 25 Feb 1999 to Jun 1999
           Northern Rock plc

A36        Mortgages - A guide to costs - Hard to Beat        MAR 2/8923        From 13 Apr 1999 to Jun 1999
           Northern Rock plc                                  13.4.99

A37        Mortgages - the details                            MAR 23/8958       From 16 Jun 1999 to Jan 2000
           Northern Rock plc                                  16.6.99

A38        Mortgages - the costs                              MAR 244/8958      From 16 Jun 1999 to Jun 1999
           Northern Rock plc                                  16.6.99

A39        Mortgages - the costs                              MAR 244/9115      From 28 Jun 1999 to Nov 1999
           Northern Rock plc                                  28.6.99

A40        Mortgages - the costs                              MAR 244/9489      From 9 Nov 1999 to Jan 2000
           Northern Rock plc                                  9.11.99

A41        Mortgages - the details                            MAR 235/9611      From 4 Jan 2000 to May 2000
           Northern Rock plc                                  4.1.2000



                                      35

SABW       Document                                           Reference         Usage period and notes

A42        Mortgages - the costs                              MAR 244/9679      From 17 Jan 2000 to Mar 2000
           Northern Rock plc                                  17.1.2000

A43        Be straight with me - Mortgage costs in black      MAR 244/9815      From 4 Mar 2000 to Apr 2000
           and white                                          4.3.2000
           Northern Rock plc

A44        Safe & Sure - Keeping the Benefits Once Your       MAR 9/9895        From 14 Mar 2000
           Mortgage Ends                                      14.3.2000
           Northern Rock plc

A45        Be straight with me - Mortgage costs in black      MAR 244/10029     From 27 Apr 2000 to Jan 2001
           and white                                          27.4.2000
           Northern Rock plc

A46        Give me the facts - Mortgage details explained     MAR 235/9666      From 1 May 2000 to Oct 2000
           Northern Rock plc                                  and 5.2000

A47        Give me a choice - Mortgage deals to suit          MAR 236/10198     From 28 Jun 2000 to Aug 2000
           everyone                                           and 28.6.2000
           Northern Rock plc

A48        Give me a choice - Mortgage deals to suit          MAR 236/10332     From 4 Aug 2000
           everyone                                           4.8.2000
           Northern Rock plc

A49        Give me the facts - Mortgage details explained     MAR 235/10554     From Oct 2000 to Jan 2001
           Northern Rock plc                                  and 10.2000

A50        Give me the facts                                  MAR 235/10899     From 10 Jan 2001 to Sep 2001
           Northern Rock plc

A51        Be straight with me - Mortgage costs in black      MAR 244/10868     From 10 Jan 2001 to Feb 2001
           and white                                          10.1.2001
           Northern Rock plc

A52        Be straight with me - Mortgage costs in black      MAR 244/10998     From 8 Feb 2001 to Apr 2001
           and white                                          8.2.2001
           Northern Rock plc

A53        Be straight with me - Mortgage costs in black      MAR 244/11170     From 5 Apr 2001 to May 2001
           and white                                          5.4.2001
           Northern Rock plc

A54        Be straight with me - Mortgage costs in black      MAR 244/11281     From 10 May 2001 to Aug 2001
           and white                                          10.5.2001
           Northern Rock plc

A55        Be straight with me - Mortgage costs in black      MAR 244/11592     From 2 Aug 2001 to Sep 2001
           and white                                          2.8.2001
           Northern Rock plc

A56        Give me the facts                                  MAR 235/11679     From 3 Sep 2001
           Northern Rock plc                                  3.9.2001

A57        Be straight with me - Mortgage costs in black      MAR 244/11592     From 3 Sep 2001 to Sep 2001
           and white                                          3.9.2001
           Northern Rock plc

A58        Be straight with me - Mortgage costs in black      MAR 244/11807     From 19 Sep 2001 to Oct 2001
           and white                                          19.9.2001
           Northern Rock plc

A59        Be straight with me - Mortgage costs in black      MAR 244/11855     From 4 Oct 2001 to Nov 2001
           and white                                          4.10.2001
           Northern Rock plc



                                      36

SABW       Document                                           Reference         Usage period and notes

A60        Be straight with me - Mortgage costs in black      MAR 244/11973     From 8 Nov 2001
           and white                                          8.11.2001
           Northern Rock plc

A61        Safe & Sure - Keeping the Benefits Once Your       MAR 9/12119       From 12 Dec 2001
           Mortgage Ends                                      12.12.2001
           Northern Rock plc

A62        Give me the facts                                  MAR 235/12189     From 9 Jan 2002
           Northern Rock plc                                  9.1.2002

A63        All you need to know about mortgages               MAR 235/12275     From 21 Jan 2002
           Northern Rock plc                                  21.1.2002

A64        Be straight with me - Mortgage costs in black      MAR 244/12486     From 1 Apr 2002
           and white                                          1.4.2002
           Northern Rock plc

A65        All you need to know about mortgages               MAR 235/12537     From 9 May 2002
           Northern Rock plc                                  9.5.2002

A66        Be straight with me - Mortgage costs in black      MAR 244/12539     From 9 May 2002
           and white                                          9.5.2002
           Northern Rock plc

A67        Be straight with me - Mortgage costs in black      MAR 244/12859     From 26 Jul 2002
           and white                                          26.7.2002
           Northern Rock plc

A68        All you need to know about mortgages               MAR 235/13039     From 10 Oct 2002
           Northern Rock plc                                  10.10.2002

A69        I want a shorter mortgage, and I want              MAR 617/13070     From 10 Oct 2002
           guarantees - Mortgages Guaranteed Repayment        10.10.2002
           Northern Rock plc

A70        Be straight with me - Mortgage costs in black      MAR 244/12123     From 10 Oct 2002
           and white                                          10.10.2002
           Northern Rock plc

A71        Hard to Beat - Keeping the Benefits Once Your      MAR 9             From 1 Oct 1997
           Mortgage Ends                                      01.10.1997
           Northern Rock plc

A72        Mortgage costs in black and white                  MAR 244/13280     From 6 Jan 2003
           Northern Rock plc                                  06.01.2003

A73        All you need to know about Mortgages               MAR 235/13279     From 9 Jan 2003
           Northern Rock plc                                  09.01.2003

A74        I want a shorter mortgage, and guarantee           MAR 617/13371     From 10 Jan 2003

A75        Mortgage costs in black and white                  MAR 244/13437     From 27 Jan 2003
           Northern Rock plc                                  27.01.2003

A76        Mortgage costs in black and white                  MAR 244/13501     From 8 Feb 2003
           Northern Rock plc                                  08.02.2003

B          Mortgage Summary Information - Borrowers                             (i.e. given to Borrowers dealing
                                                                                directly with Northern Rock)

B1         Update 18th September 2000                         MAR 236           From 18 Sept 2000
                                                              18.9.2000

B2         Update 2nd October 2000                            MAR 236           From 02 Oct 2000
                                                              2.10.2000

B3         Update 22nd November 2000                          MAR 236           From 22 Nov 2000
                                                              22.11.2000



                                      37

SABW       Document                                           Reference         Usage period and notes

B4         Update 10th January 2001                           MAR 236           From 10 Jan 2001
                                                              10.1.2001

B5         Update 1st February 2001                           MAR 236           From 01 Feb 2001
                                                              1.2.2001

B6         Update 12th February 2001                          MAR 236           From 12 Feb 2001
                                                              12.2.2001

B7         Update 22nd February 2001                          MAR 236           From 22 Feb 2001
                                                              22.2.2001

B8         Update 6th April 2001                              MAR 236           From 06 Apr 2001
                                                              6.4.2001

B9         Update 10th May 2001                               MAR 236           From 10 May 2001
                                                              10.5.2001

B10        Update 22nd June 2001                              MAR 236           From 22 June 2001
                                                              22.6.2001

B11        Update 2nd August 2001                             MAR 236           From 02 Aug 2001
                                                              2.8.2001

B12        Update 3rd September 2001                          MAR 236           From 03 Sept 2001
                                                              3.9.2001

B13        Update 19th September 2001                         MAR 236           From 19 Sept 2001
                                                              19.9.2001

B14        Update 4th October 2001                            MAR 236           From 04 Oct 2001
                                                              4.10.2001

B15        Update 5th December 2001                           MAR 236           From 05 Dec 2001
                                                              5.12.2001

B16        Update 7th January 2002                            MAR 236           From 07 Jan 2002
                                                              7.1.2002

B17        Update 15th January 2002                           MAR 236           From 15 Jan 2002
                                                              15.1.2002

B18        Update 25th January 2002                           MAR 236           From 25 Jan 2002
                                                              25.1.2002

B19        Update 9th February 2002                           MAR 236           From 9 Feb 2002
                                                              09.2.2002

B20        Update 20th March 2002                             MAR 236           From 20 Mar 2002
                                                              20.3.2002

B21        Update 10th May 2002                               MAR 236           From 10 May 2002
                                                              10.5.2002

B22        Update 26th July 2002                              MAR 236           From 26 Jul 2002
                                                              26.7.2002

B23        Update 7th August 2002                             MAR 236           From 7 Aug 2002
                                                              07.8.2002

B24        Update 30th August 2002                            MAR 236           From 30 Aug 2002
                                                              30.8.2002

B25        Update 21st October 2002                           MAR 236           From 21 Oct 2002
                                                              21.10.2002

B26        Update 8th November 2002                           MAR 236           From 8 Nov 2002
                                                              08.11.2002

B27        Update 27th November 2002                          MAR 236           From 27 Nov 2002
                                                              27.11.2002



                                      38

SABW       Document                                           Reference         Usage period and notes

B28        Update 10th Jan 2003                               MAR 236           From 10 Jun 2003
                                                              10.01.2003

B29        Update 8th Feb 2003                                MAR 236           From 8 Feb 2003
                                                              08.02.2003

C          Mortgage Summary Information - Brokers                               (i.e. given to Borrowers dealing
                                                                                directly with Northern Rock)

C1         Mortgage Update                                                      Regular editions from 17 Nov 1994
                                                                                onwards

C2         Mortgage Update 9th December 1994                  Dev 291           From 09 Dec 1994

C3         Mortgage Update 19th December 1994                 Dev 291           From 19 Dec 1994

C4         Mortgage Update 11th January 1995                  Dev 291           From 11 Jan 1995

C5         Mortgage Update 1st February 1995                  Dev 291           From 01 Feb 1995

C6         Mortgage Update 24th March 1995                    Dev 291           From 24 Mar 1995

C7         Mortgage Update 18th April 1995                    Dev 291           From 18 April 1995

C8         Mortgage Update 17th May 1995                      Dev 291           From 17 May 1995

C9         Mortgage Update 5th June 1995                      Dev 291           From 05 Jun 1995

C10        Mortgage Update 19th June 1995                     Dev 291           From 19 Jun 1995

C11        Mortgage Update 17th July 1995                     Dev 291           From 17 Jul 1995

C12        Mortgage Update 1st September 1995                 Dev 291           From 01 Sep 1995

C13        Mortgage Update 4th September 1995                 Dev 291           From 04 Sep 1995

C14        Mortgage Update 16th October 1995                  Dev 291           From 16 Oct 1995

C15        Mortgage Update 30th November 1995                 Dev 291           From 30 Nov 1995

C16        Mortgage Update 13th December 1995                 Dev 291           From 13 Dec 1995

C17        Mortgage Update 3rd January 1996                   Dev 291           From 03 Jan 1996

C18        Mortgage Update 18th January 1996                  Dev 291           From 18 Jan 1996

C19        Mortgage Update 25th January 1996                  Dev 291           From 25 Jan 1996

C20        Mortgage Update 12th March 1996                    Dev 291           From 12 Mar 1996

C21        Mortgage Update 22nd April 1996                    Dev 291           From 22 Apr 1996

C22        Mortgage Update 10th June 1996                     Dev 291           From 10 Jun 1996

C23        Mortgage Update 2nd September 1996                 Dev 291           From 02 Sep 1996

C24        Mortgage Update 21st October 1996                  Dev 291           From 21 Oct 1996

C25        Mortgage Update 11th November 1996                 Dev 291           From 11 Nov 1996

C26        Mortgage Update 3rd January 1997                   Dev 291           From 03 Jan 1997

C27        Mortgage Update 11th February 1997                 Dev 291           From 11 Feb 1997

C28        Guide to Mortgages                                 Dev 434           From 04 Apr 1997

C29        Mortgage Update                                    Dev 435           From 04 Apr 1997

C30        Mortgage Update 28.5.97                            Dev 435           From 28 May 1997

C31        Mortgage Update 9.6.97                             Dev 435           From 09 Jun 1997

C32        Mortgage Update 25.6.97                            Dev 435           From 25 Jun 1997

C33        Mortgage Update 11.8.97                            Dev 435           From 11 Aug 1997

C34        Mortgage Update 3.9.97                             Dev 435           From 03 Sep 1997

C35        Mortgage Update 17.9.97                            Dev 435           From 17 Sep 1997

C36        Mortgage Update - Issue No 1                       MAR 35            From 03 Nov 1997



                                      39

SABW       Document                                           Reference         Usage period and notes

C37        Mortgage Update - Issue No 2                       MAR 35            From 12 Nov 1997

C38        Mortgage Update - Issue No 3                       MAR 35            From 16 Dec 1997

C39        Mortgage Update - Issue No 5                       MAR 35            From 29 Jan 1998

C40        Mortgage Update - Issue No 6                       MAR 35            From 12 Feb 1998

C41        Mortgage Update - Issue No 7                       MAR 35            From 01 Apr 1998

C42        Mortgage Update - Issue No 8                       MAR 35            From 06 May 1998

C43        Mortgage Update - Issue No 9                       MAR 35            From 17 Jun 1998

C44        Mortgage Update - Issue No 9                       MAR 35            From 01 Jul 1998

C45        Mortgage Update - Issue No 10                      MAR 35            From 08 Aug 1998

C46        Mortgage Update - Issue No 11                      MAR 35            From 19 Sep 1998

C47        Mortgage Update - Issue No 12                      MAR 35            From 08 Oct 1998

C48        Mortgage Update - Issue No 13                      MAR 35            From 05 Nov 1998

C49        Mortgage Update - Issue No 14                      MAR 35            From 07 Dec 1998

C50        Mortgage Update - Issue No 15                      MAR 35            From 22 Jan 1999

C51        Mortgage Update - Issue No 16                      MAR 35            From 04 Feb 1999

C52        Mortgage Update - Issue No 17                      MAR 35            From 06 Mar 1999

C53        Mortgage Update - Issue No 18                      MAR 35            From 13 Apr 1999

C54        Mortgage Update - Issue No 19                      MAR 35            From 16 Jun 1999

C55        Mortgage Update - Issue No 20                      MAR 35            From 28 Jul 1999

C56        Mortgage Update - Issue No 21                      MAR 35            From 26 Aug 1999

C57        Together Flexible - Total Flexibility in One
           Loan

C58        Mortgage Update - Issue No 22                      MAR 35            From 09 Sep 1999

C59        Mortgage Update - Issue No 23                      MAR 35            From 29 Sep 1999

C60        Mortgage Update - Issue No 24                      MAR 35            From 09 Nov 1999

C61        Mortgage Update - Issue No 25                      MAR 35            From 01 Dec 1999

C62        Mortgage Update - Issue No 26                      MAR 35            From 04 Jan 2000

C63        Mortgage Update - Issue No 27                      MAR 35            From 17 Jan 2000

C64        Mortgage Update - Issue No 28                      MAR 35            From 10 Mar 2000

C65        Mortgage Update - Issue No 29                      MAR 35            From 27 Apr 2000

C66        Mortgage Update - Issue No 30                      MAR 35            From 07 Jun 2000

C67        Mortgage Update - Issue No 31                      MAR 35            From 28 Jun 2000

C68        Mortgage Update - Issue No 32                      MAR 35            From 04 Aug 2000

C69        Mortgage Update - Issue No 33                                        From 18 Sep 2000

C70        Mortgage Update - Issue No 34                                        From 02 Oct 2000

C71        Mortgage Update - Issue No 47                      MAR035            From 08 Nov 2001

C72        Mortgage Update - Issue No 48                      MAR035            From 05 Dec 2001

C73        Mortgage Update - Issue No 49                      MAR035            From 07 Jan 2002

C74        Mortgage Update - Issue No 49                      MAR035            From 16 Jan 2002

C75        Mortgage Update - Insert to be used in             MAR035            From 16 Jan 2002
           conjunction with Issue No 49

C76        Mortgage Update - Insert to be used in             MAR035            From 16 Jan 2002
           conjunction with Issue No 49



                                      40

SABW       Document                                           Reference         Usage period and notes

C77        Mortgage Update - Issue No 50                      MAR035            From 23 Mar 2002

C78        Mortgage Update - Issue No 51                      MAR035            From 10 May 2002

C79        Mortgage Update - dated 10 May 2002

C80        Mortgage Update - Issue No 52                      MAR035            From 26 Jul 2002

C81        Mortgage Update - Issue No 53                      MAR035            From 7 Aug 2002

C82        Mortgage Update - Issue No 54                      MAR035            From 30 Aug 2002

C83        Mortgage Update - Issue No 55                      MAR035            From 4 Sep 2002

C84        Mortgage Update - Issue No 56                      MAR035            From 8 Oct 2002

C85        Mortgage Update - Issue No 57                      MAR035            From 21 Oct 2002

C86        Mortgage Update - Issue No 58                      MAR035            From 8 Nov 2002

C87        Mortgage Update - Issue No 59                      MAR035            From 27 Nov 2002

C88        Intermediaries - Mortgage Product Update -         MAR035            From 10 Jun 2003
           Issue No 1

C89        Intermediaries - Mortgage Product Update -         MAR035            From 8 Mar 2003
           Issue No 2

D          Mortgage Advice - Borrowers                                          (i.e. given to Borrowers dealing
                                                                                directly with Northern Rock)

D1         Mortgage Product Advice and Recommendation         Valid September   From Sep 2000
                                                              2000

E          Offers of Advance

E1         Offer of Advance                                   ADV6F/0396        From Mar 1996
           (with General Conditions on reverse)
           Northern Rock plc

E2         Offer of Advance                                   ADV6B/0300        From Mar 2000
           (with General Conditions on reverse)                                 In triplicate - white, blue and
           Northern Rock plc                                                    green copies.

E3         Revised Offer of Loan [Northern Rock copy]                           From July 2001 - used in
           Northern Rock plc                                                    conjunction with General
                                                                                Conditions introduced on same date - Most of the
                                                                                content of the document is variable and is specific
                                                                                to individual customers/mortgage products

F          General Conditions (used on reverse of Offer of
           Advance)

F1         General Conditions                                 [ADV6/1094]       From Oct 1994 to Jun 1995
           Northern Rock Building Society

F2         General Conditions                                 ADV6/0695         From Jun 1995 to Jul 1995
           Northern Rock Building Society

F3         General Conditions                                 ADV6/0795         From Jul 1995 to Jan 1996
           Northern Rock Building Society

F4         General Conditions                                 ADV6/0196         From Jan 1996 to Dec 1996
           Northern Rock Building Society

F5         General Conditions                                 ADV6/1296         From Dec 1996 to ?
           Northern Rock Building Society

F6         General Conditions                                 ADV6B/1296        From Dec 1996 to Oct 1997
           Northern Rock Building Society                                       [Offer of Advance ADV6F/0396 on
                                                                                the reverse]



                                      41

SABW       Document                                           Reference         Usage period and notes

F7         General Conditions                                 ADV6B/1097        From Oct 1997 to Dec 1997
           Northern Rock plc

F8         General Conditions                                 ADV6B/1297        From Dec 1997 to Jan 1998
           Northern Rock plc

F9         General Conditions                                 ADV6B/0198        From Jan 1998 to Jun 1998
           Northern Rock plc

F10        General Conditions                                 ADV6B/0698        From Jun1998 to Jan 1999
           Northern Rock plc

F11        General Conditions                                 ADV6B/0199        From Jan 1999 to Sep 1999
           Northern Rock plc

F12        General Conditions                                 ADV6B/0999        From Sep 1999 to Mar 2000
           Northern Rock plc

F13        General Conditions                                 ADV6B/0300        From Mar 2000
           Northern Rock plc

F14        Terms and Conditions - Applicant Copy              OBA1/0900 on      From Sep 2000
           Northern Rock plc                                  cover
                                                              OBA2/0900 on
                                                              reverse

F15        Terms and Conditions - Solicitor Copy              OBS1/0900 on      From Sep 2000
           Northern Rock plc                                  cover
                                                              OBS2/0900 on
                                                              reverse

F16        Terms and Conditions - Applicant Copy              OBA1/0101 on      From Jan 2001
           Northern Rock plc                                  cover
                                                              OBA2/0101 on
                                                              reverse

F17        Terms and Conditions - Solicitor Copy              OBA1/0101 on      From Jan 2001
           Northern Rock plc                                  cover
                                                              OBA2/0101 on
                                                              reverse

F18        General Conditions                                 ADV282/ July      From July 2001
           Northern Rock plc                                  2001

F19        Product Transfer - General Conditions (Flexible)   SB/T&C/FLEX/      From May 2002
           Northern Rock plc                                  05/02

G          Mortgage Conditions/Building Society Rules

G1         Rules of Northern Rock Building Society            GEN 128/1.94      From 28 Apr 1992

G2         Mortgage Conditions 1995                           ADV72 06/95       From Jun 1995
           Northern Rock Building Society

G3         Mortgage Conditions 1997                           ADV 72 08/97      From Aug 1997
           Northern Rock plc

G4         Mortgage Conditions 2001                           ADV 276 07/2001   From Oct 2001
           Northern Rock plc

H          Occupiers Undertakings

H1         Agreement and Undertaking                          scjh0404/stand    ?
           Northern Rock Building Society

H2         Agreement and Undertaking                          (LIF)LIFE30       From Aug 1997
           Northern Rock

H3         Agreement and Undertaking                          st/peps           From Oct 1997
           Northern Rock plc



                                      42

SABW       Document                                           Reference         Usage period and notes

H4         Agreement and Undertaking                          JAGO3/0500        From May 2000
           Northern Rock plc

H5         Agreement and Undertaking                          UNDERTAKE June    From June 2000
           Northern Rock plc                                  2000

I          Miscellaneous Mortgage Documentation

I1         Mortgage of Life Policy                            SEC 16 /02.94     From Feb 1994
           Northern Rock Building Society

I2         Mortgage of Life Policy                            SEC 16 /06.95     From Jun 1995
           Northern Rock Building Society

I3         Valuations and Surveys - hard to beat              DEV 125           From 19 Jun 1995
           Northern Rock Building Society                     19.6.1995

I4         Valuations and Surveys - hard to beat              DEV 125           From 14 Aug 1995
           Northern Rock Building Society                     14.8.1995

I5         Guarantors Confirmation (Existing Borrowers)       ADV 266.7/97      From Jul 1997
           Northern Rock Building Society

I6         Mortgage of Life Policy                            SEC 16T /10.97    From Oct 1997
           Northern Rock Building Society/Northern Rock plc

I7         Mortgage of Life Policy                            SEC 16 /10.97     From Oct 1997
           Northern Rock plc

I8         Guarantors Confirmation (Existing Borrowers)       ADV 266.10/97     From Oct 1997
           Northern Rock Building Society

I9         Guarantors Confirmation                            ADV 265.10/97     From Oct 1997
           Northern Rock plc

I9(a)      Guarantors Confirmation                            ADV 265.06/00     From Jun 2000
           Northern Rock plc

I10        Application for Transfer of Ownership of a         MA 31/10.97       From Oct 1997
           Mortgaged Property
           Northern Rock plc

I11        Notice of Assignment of Life Policy                ADV 29 /11.99     From Nov 1999

I12        Individual Savers Account (ISA) Policy             JAGO2/0500        From May 2000
           Arrangements form

I13        Application for Transfer of Ownership of a         MA 31/Feb.01      From Feb 2001
           Mortgaged Property
           Northern Rock plc

I14        Deed of Guarantee                                  SOL013 / July     From Jul 2001
           Northern Rock plc                                  2001

I15        Guarantors Confirmation                            NRDGC 05/02       From May 2002 - This document is
           Northern Rock plc                                                    only used by Northern Rock Direct

J          Mortgage Origination and Completion -
           Solicitors/Other Third Party Documentation

J1         Valuations and Surveys - Helping you ensure        DEV 125           From 1 Oct 1992
           your home is a solid investment                    01.10.1992
           Northern Rock Building Society

J2         Report on Title and Funds Request (including       MA55 01/94        From Jan 1994
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society



                                      43

SABW       Document                                           Reference         Usage period and notes

J3         Report on Title and Funds Request (including       MA55 /04.96       From Apr 1996
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society

J4         Changes of Ownership in Mortgaged Property -       ADV 54 /05.96     From May 1996
           Note to Solicitors
           Northern Rock Building Society

J5         Report on Title and Funds Request (including       MA55 /01.97       From Jan 1997
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society

J6         Changes of Ownership in Mortgaged Property -       ADV 54 02.97      From Feb 1997
           Note to Solicitors
           Northern Rock Building Society

J7         Changes of Ownership in Mortgaged Property -       ADV 54 07.97      From Jul 1997
           Note to Solicitors
           Northern Rock Building Society

J8         Report on Title and Funds Request (including       MA55 /10.97       From Oct 1997
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock plc

J9         Changes of Ownership in Mortgaged Property -       ADV 54 10.97      From Oct 1997
           Note to Solicitors
           Northern Rock Building Society

J10        Valuations and Surveys - hard to beat              MAR 6             From 1 Oct 1997
           Northern Rock plc                                  1.10.1997

J11        Report and Valuation for Mortgages Purposes on     ADV 155 10.97     From Oct 1997
           behalf of Northern Rock plc

J12        Report and Valuation for Mortgages Purposes on     ADV 179 10.97     From Oct 1997
           behalf of Northern Rock plc - Sheet 2

J13        Report and Valuation for Mortgages Purposes on     ADV 267 10.97     From Oct 1997
           behalf of Northern Rock plc - Sheet 2 in
           respect of loans exceeding (GBP)150,000

J14        Report and Valuation for Mortgages Purposes on     ADV 7a 10.97      From Oct 1997
           behalf of Northern Rock plc

J15        Reinspection Report                                ADV 76 10.97      From Oct 1997
           Northern Rock plc (2 versions)

J16        Additional Advance Valuation Report                ADV 127B 10.97    From Oct 1997
           Northern Rock plc

J17        Report and Valuation for Mortgages Purposes on     ADV 155 12.98     From Dec 1998
           behalf of Northern Rock plc

J18        Part 2 Instructions (in relation to the CML                          Offers of Advance issued from 01
           Lenders' Handbook for England & Wales)                               Jun 2000[?]

J19        Certificate of Title                               JAGO4/0700        From Jul 2000
           Northern Rock plc

J20        Certificate of Title                               COT/0700          From Jul 2000
           Northern Rock plc

J21        Part 2 Instructions (in relation to the CML                          Offers of Advance late
           issued from Lenders' Handbook for England & Wales)                   Summer 2000[?]

J22        Deeds Dematerialisation [Notice to solicitors]                       [From Apr 2000?]
           Northern Rock plc



                                      44

SABW       Document                                           Reference         Usage period and notes

J23        Valuations and Surveys - Property                  MAR 6/10550       From Oct 2000
           Northern Rock plc                                  Oct 2000

J24        Changes of Ownership in Mortgaged Property -       ADV 54 11/00      From Nov 2000
           Note to Solicitors
           Northern Rock Building Society

J25        Certificate of Title (including Drawdown Loan      COT/0502          From May 2002
           Certificate)
           Northern Rock plc

J26        Valuations and Surveys - Property                  MAR 6/12661       From May 2002
           Northern Rock plc                                  May 2002

J27        Report and Valuation for Mortgages Purposes on     AL/SAS/267/       From Sep 2002
           behalf of Northern Rock plc - Sheet 2 in           (500+) 09.02
           respect of loans exceeding (GBP)1,000,000

J28        Certificates of Title                              COT/1102          From Nov 2002
           Northern Rock plc

K          Completion Documentation

K1         Schedule of Documents of Title                     SEC 28/11.94      From Nov 1994
           Northern Rock Building Society

K2         Schedule of Documents of Title                     SEC 28/01.96      From Jan 1996
           Northern Rock Building Society

K3         Schedule of Documents of Title                     SEC28 /10.97      From Oct 1997
           Northern Rock plc

K4         Schedule of Documents of Title                     JAGO1/0500        From May 2000
           Northern Rock plc                                  JAGO1B/0500

K5         Deeds Schedule                                     SODT/0201         From Feb 2001
           Northern Rock plc

K6         Completion Advice                                  A146F -           Completions advices are in a
           Northern Rock plc                                  representative    flexible format - content is
                                                              sample            variable depending upon
                                                                                circumstances of loan and product
                                                                                applied for.  Permutations are
                                                                                vast and it is impractical to
                                                                                maintain an archive of each
                                                                                scenario.

K7         Additional Advance Cheque Request                  ADV 133 01/94     From Jan 1994
           Northern Rock Building Society

K8         Re-Advance/Further Advance Receipt                 SEC 37 /10.97     From Oct 1997
           Northern Rock plc

K9         Additional Advance Funds Request                   ADV 271 /10.97    From Oct 1997
           Northern Rock plc

K10        Additional Advance Funds Request                   ADV 271 1/98      From Jan 1998
           Northern Rock plc

K11        Additional Advance Funds Request                   AAFR/0802         From Aug 2002
           Northern Rock plc


                               Part 2 Documents Used Only in the Origination of
                    Standard Fixed Rate, Standard Variable Rate, Cashback, Capped, Tracker,
                            CAT Standard, Discount and Discount for Life Mortgages


SABW       Document                                            Reference        Usage period and notes


                                      45


SABW       Document                                           Reference         Usage period and notes

L          Mortgage Application Forms - General

L1         Mortgage Application Form                          ADV 4. 05/95      From May 1995 to Mar 1996
           Northern Rock Building Society

L2         Mortgage Application Form                          DV 4. 03/96       From Mar 1996 to Jul 1997
           Northern Rock Building Society

L3         Mortgage Application Form                          ADV 4. 07/97      From Jul 1997 to Oct 1997
           Northern Rock Building Society

L4         Mortgage Application Form                          ADV 4. 10/9 7     From Oct 1997 to Dec 1997
           Northern Rock plc

L5         Mortgage Application Form                          ADV 4. 12/97      From Dec 1997 to Mar 1998
           Northern Rock plc

L6         Mortgage Application Form                          ADV 4 DRTV 3/98   From Mar 1998 to Apr 1998
           Northern Rock plc

L7         Mortgage Application Form                          ADV 4. 4/98       From Apr 1998 to Jan 1999
           Northern Rock plc

L8         Mortgage Application Form                          ADV 4. 1/99       From Jan 1999 to Feb 2000
           Northern Rock plc

L9         Mortgage Application Form                          ADV 4. 2/00       From Feb 2000 to Jun 2000
           Northern Rock plc

L10        Mortgage Application Form                          ADV 4. 6/00       From Jun 2000 to Dec 2000
           Northern Rock plc

L11        Mortgage Application Form                          ADV4. 12/00       From Dec 2000 to Jan 2001
           Northern Rock plc

L12        Mortgage Application Form                          ADV4. 01/01       From Jan 2001 to May 2001
           Northern Rock plc

L13        Mortgage Application Form                          ADV4. 05/01       From May 2001 to Sept 2001
           Northern Rock plc

L14        Mortgage Application Form                          ADV4. 09/01       From Sept 2001 to Oct 2001
           Northern Rock plc

L15        Mortgage Application Form                          ADV4. 10/01       From Oct 2001 to Aug 2002
           Northern Rock plc

           NB From this point onwards the Mortgage
           Application Forms appear to also be used for the Together/Together Connections products.

L16        Mortgage Application Form                          ADV4. 08.02       From Aug 2002 to Oct 2002
           Northern Rock plc

L17        Mortgage Application Form                          ADV4. 10.02       From Oct 2002 to
           Northern Rock plc

L18        Your Personal Quotation and Transfer Declaration   19 Sep 2002       (Sample re Mr and Mrs Kapke)
           for a Flexible Fixed Rate
           Northern Rock plc

L19        Your Personal Quotation and Transfer Declaration   19 Sep 2002       (Sample re Mr Mcparland and Miss
           for a Together Mortgage                                               Davis)
           Northern Rock plc

M          Mortgage Application Forms - Northern Rock Direct

M1         Your Direct Mortgage Application Form              Dev 439 4/97      From Apr 1997 to Oct 1997
           Northern Rock Direct/Northern Rock Building
           Society



                                      46

SABW       Document                                           Reference        Usage period and notes

M2         Your Direct Mortgage Application Form              MAR 17b          From Oct 1997 to Dec 1997
           Northern Rock Direct/Northern Rock plc             1.10.97

M3         Your Direct Mortgage Application Form              MAR 17b          From Dec 1997 to May 1998
           Northern Rock Direct/Northern Rock plc             15.12.97

M4         Your Direct Mortgage Application Form              MAR 124 31 May   From May 1998 to ?
           Northern Rock Direct/Northern Rock plc             1998

N          Application Forms - Specialist

N1         Secured Personal Loan Application Form             ADV 31. 1/99     From Jan 1999
           Northern Rock plc

N2         Secured Personal Loan Application Form             ADV031           From May 2000
           Northern Rock plc                                  (8.5.2000)

N3         Secured Personal Loan Application Form             ADV031           From Oct 2001
           Northern Rock plc                                  (22.10.2001)

N4         Secured Personal Loan Application Form             ADV031           From Aug 2002
           Northern Rock plc                                  (01.8.2002)

O          Special Conditions for Fixed Rate Mortgages
           (used with Offer of Advance)

O1         5 year Fixed Rate Mortgage                         AY                From 15 Jul 1997

O2         5 year Fixed Rate Mortgage                         BA                From 26 Jun 1997

O3         5 year Fixed Rate Mortgage                         BH                From 03 Sep 1997

O4         5 year Fixed Rate Mortgage                         BQ                From 17 Sep 1997

O5         5 year Fixed Rate Mortgage                         BS                From 01 Jan 1997
                                                                                Query date - should be Nov?]

O6         5 year Fixed Rate Mortgage                         BT                From 01 Nov 1997
                                                                                [Other dates?]

O7         5 year Fixed Rate Mortgage                         CF                From 22 Jan 1998

O8         5 year Fixed Rate Mortgage                         CJ                From 01 Apr 1998

O9         5 year Fixed Rate Mortgage                         CK                From 01 Apr 1998

O10        5 year Fixed Rate Mortgage                         CM                From 06 May 1998

O11        5 year Fixed Rate Mortgage                         CP                From 17 Jun 1998

O12        5 year Fixed Rate Mortgage                         CU                From 01 Jul 1998

O13        5 year Fixed Rate Mortgage                         CZ                From 08 Aug 1998

O14        5 year Fixed Rate Mortgage                         EA                From 08 Aug 1998

O15        5 year Fixed Rate Mortgage                         EU                From 22 Jan 1999

O16        5 year Fixed Rate Mortgage                         FD

O17        5 year Fixed Rate Mortgage                         FL                From 13 Mar 1999

O18        5 year Fixed Rate Mortgage                         FM                From 13 Apr 1999

O19        5 year Fixed Rate Mortgage                         FN                From 13 Apr 1999

O20        5 year Fixed Rate Mortgage                         FP                From 23 Apr 1999

O21        5 year Fixed Rate Mortgage                         KZ                From 29 Nov 1999

O22        2 year Fixed Rate Mortgage                                           From 9 Jan 2003

O23        10 year Fixed Rate Mortgage                                          from 9 Jan 2003

O24        15 year Fixed Rate Mortgage                                          from 9 Jan 2003

O25        Guaranteed Repayment Mortgage 10 year Fixed Rate                     from 9 Jan 2003
           Mortgage



                                      47

SABW       Document                                           Reference         Usage period and notes

O26        Guaranteed Repayment Mortgage 15 year Fixed Rate                     from 9 Jan 2003
           Mortgage

O27        Help with Costs Special Condition Wording - for
           Guaranteed Repayment Mortgage 10 year Fixed Rate
           Mortgage (2 versions)

O28        Help with Costs Special Condition Wording - for
           Guaranteed Repayment Mortgage 15 year Fixed Rate
           Mortgage (2 versions)

O29        Help with Costs Special Condition Wording - for
           10 year Fixed Rate (2 versions)

O30        Help with Costs Special Condition Wording - for
           15 year Fixed Rate (2 versions)

P          Special Conditions for Variable Rate Mortgages
           (used with Offer of Advance)

P1         Variable Rate Mortgage - Cashback                  6B                From 30 Nov 1995

P2         Variable Rate Mortgage - Cashback without          9B                From 03 Jan 1996
           insurance

P3         Variable Rate Mortgage - Cashback without          C5                From 11 Aug 1997
           insurance                                                            [Query date - should be 1996?]

P4         Variable Rate Mortgage - Cashback without          C7                From 02 Sep 1996
           insurance

P5         Variable Rate Mortgage - Cashback without          C9                From 02 Sep 1996
           insurance

P6         3 year Discounted Variable Rate Mortgage           J9 and J0         From 25 Jun 1998
                                                                                [Other dates ?]

P7         Variable Rate Mortgage - 5% Cashback               P5                From 25 Jun 1997
                                                                                [Other dates ?]

P8         Variable Rate Mortgage - 6% Cashback               P6                From 03 Sep 1997
                                                                                [Other date ?]

P9         Variable Rate Mortgage - Cashback                  7P and 8P         From 22 Jan 1998

P10        3 year Discounted Variable Rate Mortgage           M1 to [M6 ?]      From 22 Jan 1998

P11        Variable Rate Mortgage - Cashback                  S1 and S2         From 22 Jan 1998

P12        3 year Discounted Variable Rate Mortgage           M7 and M8         From 01 Apr 1998

P13        Variable Rate Mortgage - Cashback                  S4 and S5         From 06 May 1998

P14        Variable Rate Mortgage - Cashback                  7S                From 10 Jun 1996

P15        Variable Rate Mortgage - Cashback                  3T                From 07 Dec 1998
                                                                                [Other date?]

P16        Variable Rate Mortgage - Cashback                  6T and 7T         From 22 Jan 1999
                                                                                [Other date?]

P17        Variable Rate Mortgage - 8%/7% Cashback            GB and GC         From 06 Mar 1999

P18        Variable Rate Mortgage - 8% Cashback               GF                From 13 Apr 1999

P19        Variable Rate Mortgage - 7% Cashback               GG                From 13 Apr 1999

P20        Variable Rate Mortgage - 7% Cashback               GH                From 13 Apr 1999

P21        Variable Rate Mortgage - 6% Cashback               GI                From 13 Apr 1999

P22        Variable Rate Mortgage - 8% Cashback               GT                From 16 Jun 1999

P23        Variable Rate Mortgage - 7% Cashback               GU

P24        Variable Rate Mortgage - 7% Cashback               JG                From 28 Jul 1999



                                      48

SABW       Document                                           Reference         Usage period and notes

P25        Variable Rate Mortgage - 6% Cashback               JN                From 29 Aug 1999

P26        Variable Rate Mortgage - 7% Cashback               JQ                From 29 Sep 1999
                                                                                [Other dates?]

P27        Variable Rate Mortgage - 6% Cashback               JR                From 29 Sep 1999
                                                                                [Other dates?]

P28        Variable Rate Mortgage - 5% Cashback               JS                From 29 Sep 1999
                                                                                [Other dates?]

P29        Variable Rate Mortgage - 7% Cashback               JU                From 04 Jan 2000

P30        Variable Rate Mortgage 6% Cashback                                   From 9 Jan 2003

P31

Q          Special Conditions for Tracker, CAT Standard,
           Capped and Discount for Life Mortgages (used with Offer of Advance)

Q1         Discount for Life Variable Rate Mortgage           X9 and X0

Q2         Discount for Life Variable Rate Mortgage           1X and 2X

Q3         Discount for Life Variable Rate Mortgage           3X and 4X

Q4         Discount for Life Variable Rate Mortgage           5X and 6X

Q5         Discount for Life Variable Rate Mortgage           7X and 8X

Q6         Capped Variable Rate Mortgage                      CB

Q7         Discount for Life Variable Rate Mortgage           L1 and L2

Q8         Discount for Life Variable Rate Mortgage           L3 and L4

Q9         Discount for Life Variable Rate Mortgage           L5 and L6

Q10        Discount for Life Variable Rate Mortgage           L7 and L8

Q11        Discount for Life Variable Rate Mortgage           1L and 2L

Q12        Discount for Life Variable Rate Mortgage           3L and 4L

Q13        Discount for Life Variable Rate Mortgage           5L and 6L

Q14        4 year Capped Variable Rate Mortgage               EG

Q15        4 year Capped Variable Rate Mortgage               EF

Q16        4 year Capped Variable Rate Mortgage               ER

Q17        Discount for Life Variable Rate Mortgage           8L

Q18        4 year Capped Variable Rate Mortgage               EQ

Q19        4 year Capped Variable Rate Mortgage               EQ

Q20        Equity Release Capped Variable Rate Mortgage       YB

Q21        5 year Capped Variable Rate Mortgage               EY

Q22        Discount for Life Variable Rate Mortgage           9L and 0L

Q23        Discount for Life Variable Rate Mortgage           DX

Q24        Discount for Life Variable Rate Mortgage           DY

Q25        Discount for Life Variable Rate Mortgage           DX and DY

Q26        Discount for Life Variable Rate Mortgage           HG

Q27        Discount for Life Variable Rate Mortgage           HH

Q28        Discount for Life Variable Rate Mortgage           HQ

Q29        Discount for Life Variable Rate Mortgage           HV

Q30        Tracker Variable Rate Mortgage                     YT



                                      49

SABW       Document                                           Reference         Usage period and notes

Q31        Tracker Variable Rate Mortgage                     YU

Q32        Tracker Variable Rate Mortgage                     YW

Q33        Tracker Variable Rate Mortgage                     YX

Q34        Discount for Life Variable Rate Mortgage           JP

Q35        2 year Capped Variable Rate Mortgage               MV

Q36        2 year Capped Variable Rate Mortgage               MW

Q37        Discount for Life Variable Rate Mortgage           HR

Q38        2 year Capped Variable Rate Mortgage               EM

Q39        CAT Standard Variable Mortgage                     [SJB/08/11/00]    [Query the reference]

Q40        2 year Tracker Variable Rate Mortgage              ER                ?

Q41        CAT Standard Variable Mortgage                                       from 9 Jan 2003

Q42        2 year Flexible Fixed (extending Early                               from 9 Jan 2003
           Repayment Charge)


Q43        2 year Flexible Fixed (extending Early                               from 9 Jan 2003
           Repayment Charge - no Help with Costs option)

Q44        2 year Flexible Fixed                                                from 9 Jan 2003

Q45        2 year Flexible Fixed (no Help with Costs option)                    from 9 Jan 2003

Q46        3 year Flexible Fixed                                                from 9 Jan 2003

Q47        5 year Flexible Fixed                                                from 9 Jan 2003

Q48 Help with Costs Special Condition Wording (2 versions)

R          Credit/Loan Agreements

R1         Credit Agreement Regulated by the Consumer         ACR1A/1097 on     From Oct 1997
           Credit Act 1974 - Flexible Plan                    "Original"
           ("Original" and "Copy" versions each with          ACR1B/1097 on
           Conditions on the reverse)                         "Copy"
           Northern Rock plc                                  ACR1Z/1097 on
           [Used for Flexible Plan Loans up to (GBP)25,000]   "Conditions"

R2         Copy of Proposed Agreement Containing Your         ACR1Z/1097 on     From Oct 1997
           Right to Withdraw - Flexible Plan                  "Conditions"
           (including Conditions on the reverse)
           Northern Rock plc
           [Used for Flexible Plan Loans up to (GBP)25,000]

R3         Loan Agreement - Flexible Plan                     [ACR2A/1097 on    From Oct 1997
           (including Conditions on the reverse)              "Original" /     [Check reference of "Original"]
           Northern Rock plc                                  "Copy"?]
           [Used for Flexible Plan Loans over (GBP)25,000]    ACR2Z/1097 on
                                                              "Conditions"

R4         Credit Agreement Regulated by the Consumer         ADV135 10/97 on   From Oct 1997
           Credit Act 1974 - Personal Secured Loan            "Original" and
           ("Original" and "Copy" versions each with          "Copy"
           Conditions on the reverse)                         no ref on
           Northern Rock plc                                  "Conditions")
           [Used for Personal Secured Loans up to (GBP)25,000
           - Variable Rate]



                                      50

SABW       Document                                           Reference         Usage period and notes

R5         Copy of Proposed Credit Agreement Containing       ADV135 10/97 on   From Oct 1998
           Notice of Your Right to Withdraw - Personal        "Advance Copy"
           Secured Loan                                       no ref on
           ("Advance Copy" version including Conditions on    "Conditions")
           the reverse)
           Northern Rock plc
           [Used for Personal Secured Loans up to (GBP)25,000
           - Variable Rate]

R6         Credit Agreement Regulated by the Consumer         ADV135 10/97 on   From Feb 1998
           Credit Act 1974 - Personal Secured Loan            "Original" and
           ("Original" and "Copy" versions each with          "Copy"
           Conditions on the reverse)                         ADV135 /02.98 on
           Northern Rock plc                                  "Conditions")
           [Used for Personal Secured Loans up to (GBP)25,000
           - Variable Rate]

R7         Credit Agreement Regulated by the Consumer         MAR 126 6/98 on   From Jun 1998
           Credit Act 1974                                    "Original" and
           ("Original" and "Copy" versions including          "Copy" no ref on
           Conditions on the reverse)                         "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to (GBP)25,000
           - Fixed Rate]

R8         Copy of Proposed Credit Agreement Containing       MAR 126 6/98 on   From Jun 1998
           Notice of Your Right to Withdraw                   "Advance Copy"
           ("Advance Copy" version including Conditions on    no ref on
           the reverse)                                       "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to (GBP)25,000
           - Fixed Rate]

R9         Copy of Proposed Agreement Containing Your Right   ACR2A/1097 on     From Mar 2000
           to Withdraw - Flexible Plan                        "Original"
           (including Conditions on the reverse)              ACR2Z/0300 on
           Northern Rock plc                                  "Conditions"
           [Used for Flexible Plan Loans up to (GBP)25,000]

R10        Credit Agreement Regulated by the Consumer         MAR 126 4/00 on   From Apr 2000
           Credit Act 1974                                    "Original" no
           ("Original" version including Conditions on the    ref on
           reverse)                                           "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to (GBP)25,000
           - Fixed Rate]

R11        Credit Agreement Regulated by the Consumer         CA135A/0900 on    From Sep 2000
           Credit Act 1974                                    "Original"
           ("Original" and "Copy" versions each with          CA135B/0900 on
           Conditions on the reverse)                         "Copy"
           Northern Rock plc                                  CA135Z/0900 on
           [Used for Personal Secured Loans up to (GBP)25,000 "Conditions"
           - Variable Rate]

R12        Copy of Proposed Agreement Containing Notice of    CA135C/0900 on    From Sep 2000
           Your Right to Withdraw                             "Advance Copy"
           ("Advance Copy" version with Conditions on the     CA135Z/0900 on
           reverse)                                           "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to (GBP)25,000
           - Variable Rate]



                                      51

SABW       Document                                           Reference         Usage period and notes

R13        Credit Agreement Regulated by the Consumer         CA126A/0900 on    From Sep 2000
           Credit Act 1974                                    "Original"
           ("Original" and "Copy" versions each with          CA126B/0900 on
           Conditions on the reverse)                         "Copy"
           Northern Rock plc                                  CA126Z/0900 on
           [Used for Personal Secured Loans - Variable Rate]  "Conditions"

R14        Copy of Proposed Agreement Containing Notice of    CA126C/0900 on    From Sep 2000
           Your Right to Withdraw                             "Advance Copy"
           ("Advance Copy" version with Conditions on the     CA126Z/0900 on
           reverse)                                           "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans - Variable Rate]

R15        Credit Agreement Regulated by the Consumer         ACR1A/1000 on     From Oct 2000
           Credit Act 1974 - Flexible Plan                    "Original"
           ("Original" and "Copy" versions each with          ACR1B/1097 on
           Conditions on the reverse)                         "Copy"
           Northern Rock plc                                  ACR1Z/1097 on
           [Used for Flexible Plan Loans up to (GBP)25,000]   "Conditions"

R16        Loan Agreement - Flexible Plan                     ACR2B/1000 on     From Oct 2000
           ("Original" version with Conditions on the         "Original"
           reverse)                                           ACR2Z/1000 on
           Northern Rock plc                                  "Conditions"
           [Used for Flexible Plan Loans over (GBP)25,000]

R17        Loan Agreement - Flexible Plan                     ACR2C/1000 on     From Oct 2000
           ("Original" version with Conditions on the         "Original"
           reverse)                                           ACR2Z/1000 on
           Northern Rock plc                                  "Conditions"
           [Used for Flexible Plan Loans over (GBP)25,000]

S          Mortgage Deeds - General

S1         Mortgage Deed (HMLR filing ref MD 144 E)           SEC 8/11.93       From Nov 1993
           Northern Rock Building Society

S2         Mortgage Deed (HMLR filing ref MD 144 F)           SEC 8/06.95       From Jun 1995
           Northern Rock Building Society

S3         Mortgage Deed (HMLR filing ref MD542A)             SEC 8T /08.97     From Aug 1997
           Northern Rock Building Society/Northern Rock plc

S4         Mortgage Deed (HMLR filing ref MD542A)             SEC 8 /10.97      From Oct 1997
           Northern Rock plc

S5         Mortgage Deed (HMLR filing ref MD542B)             SEC 8 /10.97      From Oct 1997
           Northern Rock plc [Old logo]

S6         Mortgage Deed (HMLR filing ref MD542B)             SEC 8 /10.97      From Oct 1997
           Northern Rock plc [New logo]

S7         Mortgage Deed (HMLR filing ref MD691A)             SEC 070 07/01     From July 2001
           Northern Rock plc

S8         Mortgage Deed - Standard (HMLR filing ref          SOL 11 07/01      From July 2001
           MD691D)
           Northern Rock plc

T          Mortgage Deeds - Specialist



                                      52

SABW       Document                                           Reference         Usage period and notes

T1         Mortgage Deed (HMLR filing ref MD 144 G)           SEC 54/06/95      From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]

T2         Mortgage Deed (relating to a Regulated Agreement   SEC 52/06/95      From Jun 1995
           under the Consumer Credit Act 1974)
           (HMLR filing ref MD 144 H)
           Northern Rock Building Society
           [Used for Flexible Plan CCA Loans]

T3         Mortgage Deed (HMLR filing ref MD 144 J)           SEC 44/06/95      From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]

T4         Mortgage Deed (relating to a Regulated Agreement   SEC 52. 10/97     From Oct 1997
           under the Consumer Credit Act 1974)
           (HMLR filing ref MD 542 M)
           Northern Rock plc
           [Used for Flexible Plan CCA Loans]

T5         Mortgage Deed (HMLR filing ref MD 542 L)           SEC 44. 10/97     From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]

T6         Mortgage Deed (HMLR filing ref 542 N)              SEC 54. 10/97     From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]

T7         Deed of Variation of Mortgage and Receipt for      SEC 40. 10/97     From Oct 1997
           Further Advance (HMLR filing ref MD 542 P)
           Northern Rock plc

T8         Mortgage Deed (HMLR filing ref MD542 N)            SEC 54. 04.98     From Apr 1998
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]

T9         Mortgage Deed (relating to a Regulated Agreement   SEC 52. 03/00     From Mar 2000
           under the Consumer Credit Act 1974)
           (HMLR filing ref MD 542 M)
           Northern Rock plc
           [Used for Flexible Plan CCA Loans]

T10        Mortgage Deed (HMLR filing ref MD 542L)            MD2/0900 on       From Sep 2000
           Northern Rock plc                                  cover and
           [Used for Flexible Plan - Non-CCA Loans]           MD2B/0900 on
                                                              reverse

T11        Mortgage Deed (relating to a Regulated Agreement   MD1/0900 on       From Sep 2000
           under the Consumer Credit Act 1974)                cover and
           (HMLR filing ref MD 542 M)                         MD1B/0900 on
           Northern Rock plc                                  reverse
           [Used for Flexible Plan CCA Loans]

T12        Mortgage Deed (HMLR filing ref MD 542 N)           MD3/0900          From Sep 2000
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]



                                      53

SABW       Document                                           Reference         Usage period and notes

T13        Deed of Variation of Mortgage and Receipt for      SOL005 09/00      From Sep 2000.  Not used by
           Further Advance (HMLR filing ref MD 542 X)                           further advance dept.  Used by
           Northern Rock plc                                                    product transfer dept. where
                                                                                borrower is switching product
                                                                                and increasing borrowing at
                                                                                same time (only used on older
                                                                                forms of mortgage conditions
                                                                                switching from annual rest
                                                                                mortgage to a daily rest
                                                                                version.

T14        Deed of Variation of Mortgage and Receipt for      SOL008 09/00      From Sep 2000.  Not used by
           Further Advance (HMLR filing ref MD 542 Y)                           further advance dept.  Used by
           Northern Rock plc                                                    product transfer dept. where
                                                                                borrower is switching product
                                                                                and increasing borrowing at
                                                                                same time (only used on older
                                                                                forms of mortgage conditions
                                                                                switching from annual rest
                                                                                mortgage to a daily rest
                                                                                version.

T15        Deed of Variation of Mortgage and Receipt for      SEC071 July       From Jul 2001
           Further Loan (HMLR filing ref MD 691 B)            2001
           Northern Rock plc

T16        Deed of Variation of Mortgage and Receipt for      SOL012/ July      From Jul 2001
           Further Loan (With Guarantor) (HMLR filing ref     2001
           MD 691 C)
           Northern Rock plc


                               Part 3 Documents Used Only in the Origination of
                                  Together and Together Connections Mortgages

SABW       Document                                           Reference         Usage period and notes

U          Brochures

U1         [Picture of Two Forks on cover - 1] [Together]     MAR 172 2.99      From Feb 1999
           Northern Rock plc

U2         [Picture of Two Forks on cover - 1] [Together]     MAR 189 3.99      From Mar 1999
           Northern Rock plc

U3         [Picture of Two Forks on cover - 2] [Together]     MAR 237 14.6.99   From Jun 1999
           Northern Rock plc

U4         together flexible - one loan one rate one call     MAR 272/9255      From Sep 1999
           [Together Flexible]                                15.9.99
           Northern Rock plc

U5         together flexible - one loan one rate one call     MAR 273/9255      From Sep 1999
           -all you need to know [Together Flexible]          15.9.99
           Northern Rock plc

U6         take control of your money and get more out of     MAR 305/9511      From Dec 1999
           life - together [Together]                         20.12.99
           Northern Rock plc

U7         all you need to know - together [Together]         MAR 303/9511      From Dec 1999
           Northern Rock plc                                  20.12.99

U8         together - a guide to costs [Together]             MAR 174 2.99      From Feb 1999
           Northern Rock plc



                                      54

SABW       Document                                           Reference         Usage period and notes

U9         [all you need to know - together] [Picture of      MAR 173 2.9       From Feb 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc

U10        together - a guide to costs [Together]             MAR 190 3.99      From Mar 1999
           Northern Rock plc

U11        [all you need to know - together] [Picture of      MAR 192 3.99      From Mar 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc

U12        together - a guide to costs [Together]             MAR 238           From Jun 1999
           Northern Rock plc                                  14.6.99

U13        [all you need to know - together] [Picture of      MAR 239           From Jun 1999
           intertwined flowers on cover] [Together]           16.6.99
           Northern Rock plc

U14        together - a guide to costs [Together]             MAR 302/9511      From Dec 1999
           Northern Rock plc                                  20.12.99

U15        together flexible - a guide to costs [Together     MAR 275/9255      From Sep 1999
           Flexible]                                          15.9.99
           Northern Rock plc

U16        together - variable at only 6.6.9%pa 7.6%APR       MAR 306/9657      From Jan 2000
                                                              17.1.2000

U17        What is it going to cost? [Together]               MAR 302/9662      From Mar 2000
           Northern Rock plc                                  4.3.2000

U18        How does it work? [Together]                       MAR 303/9662      From Mar 2000
           Northern Rock plc                                  4.3.2000

U19        I want it all [Together]                           MAR 305/9662      From Mar 2000
           Northern Rock plc                                  4.3.2000

U20        What is it going to cost? [Together]               MAR 302/10028     From Apr 2000
           Northern Rock plc                                  27.4.2000

U21        I want it all [Together]                           MAR 305/10028     From Apr 2000
           Northern Rock plc                                  27.4.2000

U22        What is it going to cost? [Together]               MAR 302/10329     From Aug 2000
           Northern Rock plc                                  4.8.2000

U23        How does it work? [Together]                       MAR303/10141      From Aug 2000
           Northern Rock plc                                  4.8.2000

U24        I want it all [Together]                           MAR 305/10328     From Aug 2000
           Northern Rock plc                                  4.8.2000

U25        What is it going to cost? [Together]               MAR 302/10521     From Oct 2000
           Northern Rock plc                                  2.10.2000

U26        What is it going to cost? [Together]               MAR 302/10715     From Nov 2000
           Northern Rock plc                                  22.11.2000

U27        How does it work? [Together]                       MAR 303/10716     From Nov 2000
           Northern Rock plc                                  22.11.2000

U28        I want it all [Together]                           MAR 305/10717     From Nov 2000
           Northern Rock plc                                  22.11.2000

U29        I want it all [Together]                           MAR 305/10953     From Feb 2001
           Northern Rock plc                                  1.2.2001

U30        What is it going to cost? [Together]               MAR 302/10999     From Feb 2001
           Northern Rock plc                                  12.2.2001



                                      55

SABW       Document                                           Reference         Usage period and notes

U31        How does it work? [Together]                       MAR 303/11069     From Mar 2001
           Northern Rock plc                                  1.3.2001

U32        Together what is it going to cost? 6th April       MAR 302           From Apr 2001
           2001 [Together]                                    6.4.2001
           Northern Rock plc

U33        I want it all [Together]                           MAR 305/11172     From Apr 2001
           Northern Rock plc                                  6.4.2001

U34        What's it going to cost? [Together Connections]    MAR 418/10935     From May 2001
           Northern Rock plc                                  1.5.2001

U35        OK Shrink My Mortgage [Together Connections]       MAR 419/10935     From May 2001
           Northern Rock plc                                  1.5.2001

U36        Together what is it going to cost? 10th May        MAR 302           From May 2001
           2001 [Together]                                    10.5.2001
           Northern Rock plc

U37        What's it going to cost? [Together Connections]    MAR 418/11282     From May 2001
           Northern Rock plc                                  10.5.2001

U38        How does it work? [Together]                       MAR 303/11290     From May 2001
           Northern Rock plc                                  10.5.2001

U39        I want it all [Together]                           MAR 305/11289     From May 2001
           Northern Rock plc                                  10.5.2001

U40        Now Things Get Really Interesting [Together        MAR 437/11251     From Jun 2001
           Connections]                                       01.6.2001
           Northern Rock plc

U41        Together what is it going to cost? 22nd June       MAR 302           From Jun 2001
           2001 [Together]                                    22.6.2001
           Northern Rock plc

U42        What's it going to cost? [Together Connections]    MAR 418/11457     From Jun 2001
           Northern Rock plc                                  22.6.2001

U43        Together what is it going to cost? 2nd August      MAR 302           From Aug 2001
           2001 [Together]                                    2.8.2001
           Northern Rock plc

U44        What's it going to cost? [Together Connections]    MAR 418/11593     From Aug 2001
           Northern Rock plc                                  2.8.2001

U45        How does it work? [Together]                       MAR 303/11577     From Aug 2001
           Northern Rock plc                                  2.8.2001

U46        OK Shrink My Mortgage [Together Connections]       MAR 419/11578     From Aug 2001
           Northern Rock plc                                  2.8.2001

U47        I want it all [Together]                           MAR 305/11603     From Aug 2001
           Northern Rock plc                                  7.8.2001

U48        Together what is it going to cost? 3rd             MAR 302           From Sep 2001
           September 2001 [Together]                          3.9.2001
           Northern Rock plc

U49        What's it going to cost? [Together Connections]    MAR 418/11706     From Sep 2001
           Northern Rock plc                                  3.9.2001

U50        How does it work? [Together]                       MAR 303/11756     From Sep 2001
           Northern Rock plc                                  10.9.2001



                                      56

SABW       Document                                           Reference         Usage period and notes

U51        OK Shrink My Mortgage [Together Connections]       MAR 419/11758     From Sep 2001
           Northern Rock plc                                  10.9.2001

U52        I want it all [Together]                           MAR 305/11756     From Sep 2001
           Northern Rock plc                                  10.9.2001

U53        Together what is it going to cost? 19th            MAR 302           From Sep 2001
           September 2001 [Together]                          19.9.2001
           Northern Rock plc

U54        What's it going to cost? [Together Connections]    MAR 418/11706     From Sep 2001
           Northern Rock plc                                  19.9.2001

U55        Together what is it going to cost? 4th October     MAR 302           From Oct 2001
           2001 [Together]                                    4.10.2001
           Northern Rock plc

U56        What's it going to cost? [Together Connections]    MAR 418/11706     From Oct 2001
           Northern Rock plc                                  4.10.2001

U57        Together what is it going to cost? 8th November    MAR 302           From Nov 2001
           2001 [Together]                                    8.11.2001
           Northern Rock plc

U58        What's it going to cost? [Together Connections]    MAR 418/11706     From Nov 2001
           Northern Rock plc                                  8.11.2001

U59        Together what is it going to cost? 5th December    MAR 302           From Dec 2001
           2001 [Together]                                    5.12.2001
           Northern Rock plc

U60        What's it going to cost? [Together Connections]    MAR 418/11706     From Dec 2001
           Northern Rock plc                                  5.12.2001

U61        How does it work? [Together]                       MAR 303/12190     From Jan 2002
           Northern Rock plc                                  8.1.2002

U62        I need cash with my mortgage [Together]            MAR 522/12343     From Mar 2002
                                                              11.03.2002

U63        Options for your together connections Mortgage     MAR 472/12369     From Mar 2002
           [Together Connections]                             15.3.2002

U64        Together - what's it going to cost [Together]      MAR 302           From Mar 2002
           Northern Rock plc                                  20.3.2002

U65        Together - what's it going to cost [Together]      MAR 302           From May 2002
           Northern Rock plc                                  10.5.2002

U66        Together - what's it going to cost [Together]      MAR 302           From Jul 2002
           Northern Rock plc                                  26.7.2002

U67        Together - what's it going to cost [Together]      MAR 302           From Aug 2002
           Northern Rock plc                                  06.8.2002

U68        i want to shrink my mortgage [Together             MAR 419/12891     From Aug 2002
           Connections]                                       30.8.2002
           Northern Rock plc

U69        What's it going to cost? [Together Connections]    MAR 418/11706     From Aug 2002
           Northern Rock plc                                  30.8.2002

U70        Together - what's it going to cost [Together]      MAR 302           From Aug 2002
           Northern Rock plc                                  30.8.2002

U71        I need cash with my mortgage [Together]            MAR 522/12892     From Aug 2002
                                                              30.08.2002

U72        What's it going to cost? [Together Connections]    MAR 418/11706     From Oct 2002
           Northern Rock plc                                  21.10.2002



                                      57

SABW       Document                                           Reference         Usage period and notes

U73        Together - what's it going to cost [Together]      MAR 302           From Oct 2002
           Northern Rock plc                                  21.10.2002

U74        What's it going to cost? [Together Connections]    MAR 418/11706     From Nov 2002
           Northern Rock plc                                  08.11.2002

U75        Together - what's it going to cost [Together]      MAR 302           From Nov 2002
           Northern Rock plc                                  08.11.2002

U76        I want to shrink my mortgage                       MAR 625/13245     From 27 Nov 2002
           [Connections]

U77        What's it going to cost?                           MAR 630/13245     From 27 Nov 2002
           [Connections]                                      27.11.2002

U78        What's it going to cost?                           MAR 630/13499     From 10 Jan 2003
           [Connections]                                      10.01.2003

U79        Together - what's it going to cost [Together]      MAR 302           From 10 Jan 2003
           Northern Rock plc                                  10.01.2003

U80        Together - what's it going to cost [Together]      MAR 302           From 8 Feb 2003
           Northern Rock plc                                  08.02.2003

V          Mortgage Application Forms

V1         Get It Together Application Form - Together        MAR176 2/99       From Feb 1999
           Northern Rock plc

V2         Get It Together Application Form - Together        MAR198 3/99       From Mar 1999
           Northern Rock plc

V3         Get It Together Application Form - Together        MAR242 6/99       From Jun 1999
           Northern Rock plc

V4         Get It Together Application Form - Together        MAR271/9255       From Sep 1999
           Flexible                                           and 9/99
           Northern Rock plc

V5         Get It Together Application Form - Together        MAR304/9511       From Dec 1999
           Northern Rock plc                                  and 12/99

V6         Get It Together Application Form                   MAR304. 6/00      From Jun 2000
           Northern Rock plc

           NB From Aug 2002 the Mortgage Application Forms from L16 appear to also be used for the Together/Together Connections products.

W          Together Credit/Loan Agreements

W1         Credit Agreement Regulated by the Consumer         DDL1/0299 on      From Feb 1999
           Credit Act 1974 - Drawdown Loan -Original,         Original
           First and Second Copies (each with Terms and       DDL2/0299 on
           Conditions)                                        First Copy
           Northern Rock plc                                  DDL3/0299 on
           [Used for Together Flexible Loans up to            Second Copy
           (GBP)25,000]                                       DDLB/0299 on
                                                              Conditions

W2         Credit Agreement Regulated by the Consumer         TFCA1/1099 on     From Oct 1999
           Credit Act 1974 - Drawdown Loan - Original,        Original         [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TFCA2/1099 on    Flexible Mortgages.
           Conditions)                                        First Copy
           Northern Rock plc                                  TFCA3/1099 on
           [Used for Together Flexible Loans up to            Second Copy
           (GBP)25,000]                                       TFCAB/1099 on
                                                              Conditions



                                      58

SABW       Document                                           Reference         Usage period and notes

W3         Credit Agreement Regulated by the Consumer         TFIX1/0200 on     From Feb 2000
           Credit Act 1974 - Together Fixed - Original,       Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TFIX2/0200 on     Fixed Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  TFIX3/0200 on
           [Used for Together Fixed Loans up to (GBP)25,000]  Second Copy
                                                              TFIXB/0200 on
                                                              Conditions

W4         Credit Agreement Regulated by the Consumer         TVCA1/0200 on     From Feb 2000
           Credit Act 1974 - Together Variable - Original,    Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/0200 on
                                                              Conditions

W5         Credit Agreement Regulated by the Consumer         TVCA1/0200 on     From Jan 2001
           Credit Act 1974 - Together Variable - Original,    Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/0101 on
                                                              Conditions

W6         Credit Agreement Regulated by the Consumer         TVCA1/0200 on     From May 2001
           Credit Act 1974 - Together Variable - Original,    Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/0501 on
                                                              Conditions

W7         Credit Agreement Regulated by the Consumer         TVCA1/0200 on     From Aug 2001
           Credit Act 1974 - Together Variable - Original,    Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/0801 on
                                                              Conditions

W8         Credit Agreement Regulated by the Consumer         TVCA1/0200 on     From Aug 2001
           Credit Act 1974 - Together Variable - Original,    Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and    TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                             First Copy
           Northern Rock plc                                  [TVCA3/0200?] on
           [Used for Together Variable Loans up to            Second Copy
           (GBP)25,000]                                       TVCAB/1001 on
                                                              Conditions

W9         Credit Agreement Regulated by the Consumer         CATC/0502 on      From May 2002
           Credit Act 1974 - Drawdown Loan -Original,         Original, First
           First and Second Copies (each with Terms and       Copy, Second Copy
           Conditions)                                        and on Conditions
           Northern Rock plc
           [Used for Together Flexible Loans up to
           (GBP)25,000]



                                      59

SABW       Document                                           Reference         Usage period and notes

W10        Credit Agreement Regulated by the Consumer         ABTC/0802 on      From Aug 2002
           Credit Act 1974 - Together Fixed - Original,       Original, First   [In conjunction with Together
           First Copy and Second Copy (each with Terms        Copy, Second      Fixed Mortgages.]
           and Conditions on reverse)                         Copy and on
           Northern Rock plc                                  Conditions
           [Used for Together Fixed Loans up to (GBP)25,000]

W11        Credit Agreement Regulated by the Consumer         TVCAB/0902 on     From Sep 2002
           Credit Act 1974 - Together Variable - Original,    Original, First   [In conjunction with Together
           First Copy and Second Copy (each with Terms        Copy, Second      Variable Mortgages.]
           and Conditions on reverse)                         Copy and on
           Northern Rock plc                                  Conditions
           [Used for Together Variable Loans up to
           (GBP)25,000]

W12        Credit Agreement Regulated by the Consumer         03/02 on          From Mar 2002
           Credit Act 1974 - Original, First Copy and         Original, First
           Second Copy                                        Copy and Second
           "MPU" Drawdown Loan Agreement                      Copy
           Northern Rock plc                                  CATC/0502 on
                                                              Conditions

W13        Credit Agreement Regulated by the Consumer                           From Aug 2002
           Credit Act 1974 - Together Variable - Original,
           First Copy and Second Copy
           "MPU" Unsecured Loan Agreement
           Northern Rock plc
           [Incorporates "where applicable" Together
           Connection Conditions]

X          Conditions for Together products
           (including Together Connection Options - eg
           Savings Account Applications/ Agreements etc)

X1         Together Variable - Credit Card Application        [  ]              From [   ]
           (with Terms and Conditions on reverse)                               [In conjunction with Together
           Northern Rock plc                                                    Variable Mortgages.

X2         Together Variable - Credit Card Application        CV4/1000          From Oct 2000
           (with Terms and Conditions on reverse)                               [In conjunction with Together
           Northern Rock plc                                                    Variable Mortgages.
                                                                                [REQUEST BETTER COPY]

X3         Northern Rock Credit Card Application Form         MAR 151/M9C       From Mar 1999
           (with Terms and Conditions)                        22.3.99
           Northern Rock plc

X4         Together Connection Conditions                     MAR422 1.5.01     From Jan 2001
           Northern Rock plc

X5         Northern Rock Mortgage Credit Card                 [CCL/80A/2]       From Mar 2001
           (with Terms and Conditions on reverse)             (CCL/ATA/2
           Northern Rock plc                                  15.3.2001 on
                                                              Conditions)

X6         together connections Save Direct Terms and         MAR 435/11676     From May 2001
           Conditions                                         1.5.2001

X7         together connections Current Account Terms and     MAR 436/11333     From May 2001
           Conditions                                         1.5.2001

X8         Northern Rock Credit Card Application Form         MAR 341           From Jul 2001
           (with Terms and Conditions on reverse)             9.7.2001
           Northern Rock plc



                                      60

SABW       Document                                           Reference         Usage period and notes

X9         Options for Your together connection Mortgage      MAR 472/12369     From Mar 2002
           [leaflet]                                          15.3.2002
           Northern Rock plc

X10        Together Connection Conditions                     MAR 422 7.8.02    From Aug 2002
           Northern Rock plc

X10(a)     Together Connection Conditions                     MAR 631           From Nov 2002
           Northern Rock plc                                  27.11.02

X11        Sample Special Conditions for Together                               From 30 Aug 2002
           Connections Mortgage (incorporating Doc X4 by                        (including New Mortgage Product
           reference)                                                           Statement of Requirements memo)
           Northern Rock plc

X12        Sample Special Conditions for Together Mortgage                      From 30 Aug 2002
           (5 Year Flexible Tracker Rate)                                       (including New Mortgage Product
           Northern Rock plc                                                    Statement of Requirements memo)

X13        Together Connection Savings Options Form           MAR 635/1.03      From Jan 2003
           Northern Rock plc

X14        Covering Letter to Borrower enclosing Together
           Connections Options Docs X9 and X13
           Northern Rock plc

X15        Sample Covering Letter to Borrower regarding       31 Oct 2002       Mr P Livingstone and Miss C M
           Completion of a Together Connections Loan                            Bell (App No 10374507)
           Northern Rock plc

X16        Sample Special Conditions for Together Variable                      from 9 Jan 2003
           loans
           Northern Rock plc

X17        Sample Special Conditions for Together                               from 9 Jan 2003
           Connections mortgage loans - 5 year discounted
           tracker
           Northern Rock plc

X18        Sample Special Conditions for Together Fixed                         from 9 Jan 2003
           mortgage loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc

X19        Sample Special Conditions for Together                               from 9 Jan 2003
           Exclusives Fixed mortgage loans - 2, 3, 5 and 7
           year fixed Northern  Rock plc

X20        Sample Special Conditions for Together                               from 9 Jan 2003
           Exclusives mortgage loans
           Northern Rock plc

Y          Mortgage Deeds

Y1         Mortgage Deed (HMLR filing ref MD 542Q)                              From Feb 1999
           Northern Rock plc [Together]

Y2         Mortgage Deed (HMLR filing ref MD 542T)            SOL 1             From Oct 1999 ?
           Northern Rock plc [Together]

Y3         Mortgage Deed (HMLR filing ref MD542Q)                               From Feb 1999
           Northern Rock plc [Together]

Y4         Mortgage Deed (HMLR filing ref MD542T)             SOL 1             From Oct 1999
           Northern Rock plc [Together Flexible]

Y5         Mortgage Deed (HMLR filing ref MD542T)             SOL 1 08/00.      From Aug 2000
           Northern Rock plc [Together]



                                      61

SABW       Document                                           Reference         Usage period and notes

Y6         Mortgage Deed (HMLR filing ref MD542Z)             SOL 1 02/01.      From Feb 2001
           Northern Rock plc [Together]

Z          Supplementary Instructions to Solicitors

Z1 [Together Mortgage - Reminder of documents to be sent with Report on Title]

Z2         [Notice - Unsecured funds not available for        UE1/0700          From Jul 2000
           purchase of property]

Z3         "Together" Flexible Loan Drawdown Loan
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)

Z4         "Together" Flexible Loan Drawdown Loan             TFDA/0700         From Jul 2000
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)

Z5         "Together" Loan Drawdown Loan Agreement -          TFDA/0501         From May 2001
           Addendum to Instructions to Solicitors/Licensed
           Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)

Z6         Loan Drawdown Loan Agreement - Addendum to         A2S/0502          From May 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)

Z7         Drawdown Loan Agreement - Addendum to              A2S/0702          From Jul 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)

                                                                  (i)

                                                                  (ii)

                             Part 5 Personal Loans

SABW       Document                                           Reference         Usage period and notes

AA         Personal Loans

AA1        Personal Loans - An Introduction                   DEV 376           From 1 Apr 1996
           Northern Rock Building Society                     01.4.1996

AA2        Secured Personal Loans - An Introduction           DEV 456           From 1 Jul 1997
           Northern Rock Building Society                     01.7.1997

AA3        NOT USED

AA4        Secured Personal Loans - An Introduction           MAR 3             From 1 Oct 1997
           Northern Rock plc                                  01.10.1997

AA5        Secured Personal Loans - An Introduction           MAR 3             From 15 Dec 1997
           Northern Rock plc                                  15.12.1997

AA6        Secured Personal Loans - An Introduction           MAR 3             From 12 Feb 1998
           Northern Rock plc                                  12.2.1998

AA7        Secured Personal Loans - An Introduction           MAR 3/8208        From 1 Jun 1998
           Northern Rock plc                                  01.06.1998



                                      62

SABW       Document                                           Reference         Usage period and notes

AA8        Secured Personal Loans - An Introduction           MAR 3/9195        From 20 Aug 1999
           Northern Rock plc                                  20.8.1999

AA9        Give me the Facts - Secured Loans Explained        MAR 3/9668        From 4 Mar 2000
           Northern Rock plc                                  04.3.2000

AA10       Give me the Facts - Secured Loans Explained        MAR 3/11279       From 10 May 2001
           Northern Rock plc                                  10.5.2001

AA11       Secured Loans Explained                            MAR 3/12506       From 4 May 2002
           Northern Rock plc                                  04.5.2002

AA12       We can fix it - A Secured Personal Loan            MAR 124/8813      From 1 Jun 1998
           Northern Rock plc                                  01.6.1998

AA13       We can fix it - A Secured Personal Loan            MAR 125/8664      From 22 Jan 1999
           Northern Rock plc                                  22.1.1999

AA14       We can fix it - A Secured Personal Loan            MAR 125/9459      From 1 Nov 1999
           Northern Rock plc                                  01.11.1999

AA15       We can fix it - A Secured Personal Loan            MAR 125/9714      From 17 Jan 2000
           Northern Rock plc                                  17.1.2000

AA16       Let Me Plan Ahead - Secured Loans with a Fixed     MAR 125/11038     From 21 Feb 2001
           Rate                                               21.2.2001
           Northern Rock plc

AA17       Let Me Plan Ahead - Secured Loans with a Fixed     MAR 125/11216     From 6 Apr 2001
           Rate                                               06.4.2001
           Northern Rock plc

AA18       Let Me Plan Ahead - Secured Loans with a Fixed     MAR 125/11815     From 19 Sept 2001
           Rate                                               19.9.2001
           Northern Rock plc

AA19       I Want to Plan Ahead - Secured Loans with a        MAR 125/12507     From May 2002
           Fixed Rate                                         May 2002
           Northern Rock plc

AA20       Secured Personal Loans - A guide to costs          DEV 220           From 14 Jul 1995
           Northern Rock Building Society                     14.7.1995

AA21       Secured Personal Loans - A guide to costs          DEV 220           From 16 Oct 1995
           Northern Rock Building Society                     16.10.1995

AA22       Secured Personal Loans - A guide to costs          DEV 220           From 28 Nov 1995
           Northern Rock Building Society                     28.11.1995

AA23       Secured Personal Loans - A guide to costs          DEV 220           From 15 Feb 1995
           Northern Rock Building Society                     15.2.1996

AA24       Secured Personal Loans - A guide to costs          DEV 376           From 1 Apr 1996
           Northern Rock Building Society                     01.4.1996

AA25       Secured Personal Loans - A guide to costs          DEV 377           From 22 Apr 1996
           Northern Rock Building Society                     22.4.1996

AA26       Secured Personal Loans - A guide to costs          DEV 377           From 25 Aug 1996
           Northern Rock Building Society                     25.8.1996

AA27       Secured Personal Loans - A guide to costs          DEV 377           From 23 Oct 1996
           Northern Rock Building Society                     23.10.1996

AA28       Secured Personal Loans - A guide to costs          DEV 377           From 3 Jan 1997
           Northern Rock Building Society                     03.1.1997

AA29       Secured Personal Loans - A guide to costs          DEV 377           From 1 Mar 1997
           Northern Rock Building Society                     01.3.1997



                                      63

SABW       Document                                           Reference         Usage period and notes

AA30       Secured Personal Loans - A guide to costs          DEV 377           From 7 Apr 1997
           Northern Rock Building Society                     07.4.1997

AA31       Secured Personal Loans - A guide to costs          DEV 377           From 1 May 1997
           Northern Rock Building Society                     01.5.1997

AA32       Secured Personal Loans - A guide to costs          DEV 457           From 23 Jul 1997
           Northern Rock Building Society                     23.7.1997

AA33       Secured Personal Loans - A guide to costs          DEV 457           From 18 Aug 1997
           Northern Rock plc                                  18.8.1997

AA34       Secured Personal Loans - A guide to costs          MAR 4             From 1 Oct 1997
           Northern Rock plc                                  01.10.1997

AA35       Secured Personal Loans - A guide to costs          MAR 4             From 1 Dec 1997
           Northern Rock plc                                  01.12.1997

AA36       Secured Personal Loans - A guide to costs          MAR 4/8208        From 1 Jun 1998
           Northern Rock plc                                  01.6.1998

AA37       Secured Personal Loans - A guide to costs          MAR 4/8267        From 3 Jul 1998
           Northern Rock plc                                  03.7.1998

AA38       Secured Personal Loans - A guide to costs          MAR 4/8748        From 1 Jan 1999
           Northern Rock plc                                  01.2.1999

AA39       Secured Personal Loans - A guide to costs          MAR 4/9155        From 24 Jul 1999
           Northern Rock plc                                  24.7.1999

AA40       Secured Personal Loans - A guide to costs          MAR 4/9358        From 1 Oct 1999
           Northern Rock plc                                  01.10.1999

AA41       Secured Personal Loans - A guide to costs          MAR 4/9680        From 5 Feb 2000
           Northern Rock plc                                  05.2.2000

AA42       Give me the figures - Secured Loan Costs in        MAR 4/9668        From 4 Mar 2000
           Black and White                                    04.3.2000
           Northern Rock plc

AA43       Give me the figures - Secured Loan Costs in        MAR 4/11007       From 3 Mar 2001
           Black and White                                    03.3.2001
           Northern Rock plc

AA44       Give me the figures - Secured Loan Costs in        MAR 4/11138       From 1 May 2001
           Black and White                                    01.5.2001
           Northern Rock plc

AA45       Give me the figures - Secured Loan Costs in        MAR 4/11313       From 10 May 2001
           Black and White                                    10.5.2001
           Northern Rock plc

AA46       Give me the figures - Secured Loan Costs in        MAR 4/11619       From 1 Sept 2001
           Black and White                                    01.9.2001
           Northern Rock plc

AA47       Give me the figures - Secured Loan Costs in        MAR 4/11814       From 6 Oct 2001
           Black and White                                    06.10.2001
           Northern Rock plc

AA48       Give me the figures - Secured Loan Costs in        MAR 4/12015       From 8 Nov 2001
           Black and White                                    08.11.2001
           Northern Rock plc

AA49       Give me the figures - Secured Loan Costs in        MAR 4/12449       From 1 Dec 2001
           Black and White                                    01.12.2001
           Northern Rock plc

                                                                  (iii)



                                      64

                                                                  (iv)

                                                                  (v)

                                                                  (vi)

                         Part 5 Non-material documents

SABW       Document                                           Reference         Usage period and notes

BB

BB1        Instructions to Solicitors - Fixed Sum Plan        ADV 269 5.98      From May 1998
           (Scotland)
           Northern Rock plc

BB2        Instructions to Solicitors - Fixed Sum Plan        ADV 269a 5.98     From May 1998
           (Scotland)
           Northern Rock plc

BB3        Deed of Variation of Security and Receipt for      SOL009 09/00      From Sep 2000.  Not used by
           Further Advance (Scotland)                                           further advance dept.  Used by
           Northern Rock plc                                                    product transfer dept. where
                                                                                borrower is switching product and
                                                                                increasing borrowing at same time (only
                                                                                used on older forms of mortgage conditions
                                                                                switching from annual rest mortgage to a
                                                                                daily rest version.

BB4        Help Me Buy to Let - Mortgages for Landlords       MAR 466/11665     From 3 Sep 2001
           Northern Rock plc                                  03.9.2001

BB5        Help Me Buy to Let - Mortgages for Landlords       MAR 466/11794     From 19 Sep 2001
           Northern Rock plc                                  19.9.2001

BB6        Help Me Buy to Let - Mortgages for Landlords       MAR 466/11856     From 4 Oct 2001
           Northern Rock plc                                  04.10.2001

BB7        Help Me Buy to Let - Mortgages for Landlords       MAR 466/11974     From 8 Nov 2001
           Northern Rock plc                                  08.11.2001

BB8        Help Me Buy to Let - Mortgages for Landlords       MAR 466/12222     From 7 Jan 2002
           Northern Rock plc                                  07.1.2002

BB9        I want to buy to let - Mortgages for Landlords     MAR 466/12470     From 20 Mar 2002
           Northern Rock plc                                  20.3.2002

BB10       I want to buy to let - Mortgages for Landlords     MAR 466/12645     From 10 May 2002
           Northern Rock plc                                  10.5.2002

BB11       I want to buy to let - Mortgages for Landlords     MAR 466/12861     From 26 Jul 2002
           Northern Rock plc                                  26.7.2002

BB12       I want to buy to let - Mortgages for Landlords     MAR 466/12861     From 6 Aug 2002
           Northern Rock plc                                  06.8.2002

BB13       I want to buy to let - Mortgages for Landlords     MAR 466/13148     From 21 Oct 2002
           Northern Rock plc                                  21.10.2002

BB14       I want to buy to let - Mortgages for Landlords     MAR 466/13232     From 8 Nov 2002
           Northern Rock plc                                  08.11.2002

BB15       Sample Special Conditions for Bradford &                             From 9 Jan 2003
           Bingley Together Exclusives (Variable)
           Northern Rock plc



                                      65

SABW       Document                                           Reference         Usage period and notes

BB16       Sample Special Conditions for Bradford &                             From 9 Jan 2003
           Bingley Together Exclusives Fixed mortgage
           loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc

BB17       Sample Special Conditions for Buy to Let 2 year                      From 9 Jan 2003
           Fixed Rate
           Northern Rock plc

BB18       Sample Special Conditions for Buy to Let 1.5% 5                      From 9 Jan 2003
           year Tracker
           Northern Rock plc

BB19       Sample Wording - Buy to Let - Help With Costs
           Northern Rock plc

BB20       Sample Special Conditions for HERM Cashplus                          From 9 Jan 2003
           Fixed and Capped/ Exclusive HERM Cashplus Fixed
           and Capped/SIFA HERM Cashplus Fixed and Capped
           Northern Rock plc

BB21       Sample Special Conditions for HERM Standard                          From 9 Jan 2003
           Fixed and Capped/ HERM Standard Fixed and
           Capped Exclusives/ SIFA HERM Standard Fixed and
           Capped
           Northern Rock plc

BB22       Sample Special Conditions for Legal & General                        From 9 Jan 2003
           Together Exclusives (Variable)
           Northern Rock plc

BB23       Sample Special Conditions for Legal & General                        From 9 Jan 2003
           Together Exclusives Fixed mortgage loans - 2,
           3, 5 and 7 year fixed
           Northern Rock plc

BB24       I want to buy to let                               MAR 466/13372     From 10 Jan 2003
           Northern Rock plc                                  10.01.2003

BB25       Confirmation of Identity                           Jan 2002          From Jan 2002
           Northern Rock plc

BB26       Confirmation of Identity                           Sept 2002         From Sept 2002
           Northern Rock plc

BB27       Confirmation of Identity                           28 Jan 2003       From 28 Jan 2003
           Northern Rock plc

BB28       I need you to be there sometimes [insurance]       MAR 389/12958     From Sept 2002
           Northern Rock plc

SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY



By:



                                      67